As filed with the Securities and Exchange Commission

On July 1, 2005

Registration No. 333-74295; 811-09253

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 84	☒
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 85	☒

WELLS FARGO FUNDS TRUST

(Exact Name of Registrant as specified in Charter)

525 Market Street

San Francisco, CA 94105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 643-9691

C. David Messman

Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Ave., N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to Rule 485(b), or

☐	60 days after filing pursuant to Rule 485(a)(1), or

☐	on pursuant to Rule 485(a)(1)

☐	75 days after filing pursuant to Rule 485(a)(2), or

☐	on pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 84 to the Registration Statement of Wells Fargo Funds Trust is being filed to add the audited financial information for the fiscal year ended February 28, 2005 for the Wells Fargo Outlook Funds.

WELLS FARGO FUNDS TRUST

Cross Reference Sheet

Form N-1A Item Number

Part A	Prospectus Captions
1	Front and Back Cover Pages
2	Objectives
Principal Strategies
Summary of Important Risks
3	Summary of Expenses
Example of Expenses
4	Objectives
Principal Strategies
Summary of Important Risks
See Individual Fund Summaries
Additional Strategies and General Investment Risks
5	Organization and Management of the Funds
6	Your Account
How to Buy Shares
How to Sell Shares
Exchanges
Income and Gain Distributions
Taxes
7	A Choice of Share Classes
Reductions and Waivers of Sales Chargers
8	See Individual Fund Summaries

Part B	Statement of Additional Information Captions
9	Cover Page and Table of Contents
10	Historical Fund Information
11	Investment Policies
Additional Permitted Investment Activities and Associated Risks
Policies and Procedures for Disclosure of Fund Portfolio Holdings
12	Management
13	Capital Stock
14	Management
Additional Purchase and Redemption Information
15	Management
16	Management
17	Capital Stock
18	Determination of Net Asset Value
Additional Purchase and Redemption Information
19	Taxes
20	Management
21	Performance Calculations
22	Financial Information

Part C	Other Information
23-30	Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

WELLS FARGO

ADVANTAGE FUNDS

July 1, 2005

Prospectus

Wells Fargo Advantage Outlook FundsSM - CLASS A, CLASS B, CLASS C

Wells Fargo Advantage Outlook Today FundSM

Wells Fargo Advantage Outlook 2010 FundSM

Wells Fargo Advantage Outlook 2020 FundSM

Wells Fargo Advantage Outlook 2030 FundSM

Wells Fargo Advantage Outlook 2040 FundSM

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Outlook Funds

Throughout this prospectus, the Wells Fargo Advantage Outlook Today FundSM is referred to as the “Outlook Today Fund”; the Wells Fargo Advantage Outlook 2010 FundSM is referred to as the “Outlook 2010 Fund”; the Wells Fargo Advantage Outlook 2020 FundSM is referred to as the “Outlook 2020 Fund”; the Wells Fargo Advantage Outlook 2030 FundSM is referred to as the “Outlook 2030 Fund”; and the Wells Fargo Advantage Outlook 2040 FundSM is referred to as the “Outlook 2040 Fund”.

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Outlook Funds Overview

See the Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

The Outlook Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund’s target year.

In buying securities for each Fund, Barclays Global Fund Advisors (“BGFA”), the Funds’ investment sub-adviser, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to the indexes appropriate for each Fund. Where practicable, the Funds buy all the securities that comprise a recommended index; otherwise, the Funds buy a representative sample in an effort to match an index’s return as closely as possible. This investment model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities, and does not try to avoid individual underperforming securities, nor does it try to pick individual investments that might outperform the indexes. This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

FUND (TICKER)	OBJECTIVE

Outlook Today Fund (Class A: STWRX) (Class B: WFOKX) (Class C: WFODX)	The Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

Outlook 2010 Fund (Class A: STNRX) (Class B: SPTBX) (Class C: WFOCX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

Outlook 2020 Fund (Class A: STTRX) (Class B: STPBX) (Class C: WFLAX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

Outlook 2030 Fund (Class A: STHRX) (Class B: SGPBX) (Class C: WFDMX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

Outlook 2040 Fund (Class A: STFRX) (Class B: SLPBX) (Class C: WFOFX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

4	Outlook Funds Prospectus

The Outlook Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks and bonds, and money market instruments to capture returns and reduce risk consistent with a stated investment time horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds to reduce risk and price volatility. Funds with shorter time horizons generally have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGIES

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy that is designed to maintain the lowest risk profile of all the Outlook Funds. The Outlook Today Fund continues to allocate a significant portion of its assets to stocks and bonds. On average, we expect that we will invest about 35% of the Fund’s assets in stocks, with the rest in bonds and money market instruments. As of the end of the Fund’s last fiscal year, the Outlook Today Fund held about 35% of its assets in stocks and 65% of its assets in bonds.

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2010. As of the end of the Fund’s last fiscal year, the Outlook 2010 Fund held about 48% of its assets in stocks and 52% of its assets in bonds. As the stated time horizon approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2020. As of the end of the Fund’s last fiscal year, the Outlook 2020 Fund held about 65% of its assets in stocks, 34% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2030. As of the end of the Fund’s last fiscal year, the Outlook 2030 Fund held about 79% of its assets in stocks, 20% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or begin to withdraw a substantial portion of their investment around the year 2040. As of the end of the Fund’s last fiscal year, the Outlook 2040 Fund held about 90% of its assets in stocks, 9% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the Fund will increasingly resemble the Outlook Today Fund.

Outlook Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund descriptions beginning on page 24;

•	the “Additional Strategies and General Investment Risks” section beginning on page 38; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds; the shorter time horizon Funds, such as the Outlook Today and Outlook 2010 Funds, typically invest a majority of their assets in debt securities, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

The Funds invest in equity securities; the longer time horizon Funds, such as the Outlook 2030 and Outlook 2040 Funds, typically invest a majority of their assets in equity securities. Equity securities are subject to market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company, the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts)

6	Outlook Funds Prospectus

COMMON RISKS FOR THE FUNDS (Continued)

are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Outlook Funds Prospectus	7

Performance History

The Funds in this Prospectus were formerly “feeder” funds in a master/feeder arrangement, whereby each Fund invested all of its assets in a corresponding “master” fund with a substantially identical investment objective and investment strategies. As of June 23, 2001, the Funds became stand-alone funds that invest directly in a portfolio of securities. The information shown below and in the financial highlights for each of the Funds includes the activity of the Fund when it was a feeder in a master/feeder arrangement.

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five-and ten-year periods is compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Outlook Today Fund Class A Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 7.24%	Worst Qtr.:	Q3 ‘02 • (4.40)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2005 was (1.71)%.

8	Outlook Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and C shares will vary.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 3/1/94)	(0.96)%	2.68%	6.07%
Class A Returns After Taxes on Distributions	(1.57)%	1.39%	4.20%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.58)%	1.56%	4.18%
Class B Returns Before Taxes (Incept. 8/1/98)[2]	(0.71)%	2.96%	6.14%
Class C Returns Before Taxes (Incept. 12/1/98)[2]	3.32%	3.34%	6.14%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[4]	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index (reflects no deduction for fees, expenses or taxes)[3]	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for fees, expenses or taxes)	0.82%	2.60%	4.50%
[1]	Returns shown reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.
[4]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.

Outlook Funds Prospectus	9

Performance History

Outlook 2010 Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 9.99%	Worst Qtr.:	Q3 ‘02 • (8.62)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2005 was (1.88)%.

10	Outlook Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and C shares will vary.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 3/1/94)	0.48%	0.93%	7.69%
Class A Returns After Taxes on Distributions	(0.02)%	(0.03)%	6.06%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	0.30%	0.26%	5.83%
Class B Returns Before Taxes (Incept. 3/1/97)[2]	0.77%	1.15%	7.72%
Class C Returns Before Taxes (Incept. 12/1/98)[2]	4.77%	1.54%	7.72%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index (reflects no deduction for fees, expenses or taxes)[4]	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for fees, expenses or taxes)	0.82%	2.60%	4.50%
[1]	Returns shown reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[4]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	11

Performance History

Outlook 2020 Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 14.48%	Worst Qtr.:	Q3 ‘02 • (11.79)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2005 was (1.96)%.

12	Outlook Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and C shares will vary.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 3/1/94)	2.01%	(1.20)%	8.34%
Class A Returns After Taxes on Distributions	1.59%	(1.91)%	6.82%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.29%	(1.37)%	6.56%
Class B Returns Before Taxes (Incept. 3/1/97)[2]	2.43%	(1.03)%	8.38%
Class C Returns Before Taxes (Incept. 12/1/98)[2]	6.45%	(0.61)%	8.38%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index (reflects no deduction for fees, expenses or taxes)[4]	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for fees, expenses or taxes)	0.82%	2.60%	4.50%
[1]	Returns shown reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[4]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	13

Performance History

Outlook 2030 Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 17.93%	Worst Qtr.:	Q3 ‘02 • (14.08)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2005 was (1.88)%.

14	Outlook Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and C shares will vary.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 3/1/94)	3.55%	(2.16)%	9.11%
Class A Returns After Taxes on Distributions	3.16%	(3.01)%	7.63%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	2.30%	(2.21)%	7.35%
Class B Returns Before Taxes (Incept. 3/1/97)[2]	4.09%	(2.00)%	9.14%
Class C Returns Before Taxes (Incept. 12/1/98)[2]	8.14%	(1.55)%	9.14%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index (reflects no deduction for fees, expenses or taxes)[4]	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for fees, expenses or taxes)	0.82%	2.60%	4.50%
[1]	Returns shown reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[4]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	15

Performance History

Outlook 2040 Fund Class A Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 21.54%	Worst Qtr.:	Q3 ‘02 • (16.20)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2005 was (2.15)%.

16	Outlook Funds Prospectus

The table below provides average annual total return information for the Fund’s Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and C shares will vary.

Average annual total returns[1] for the period ended 12/31/04	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 3/1/94)	4.78%	(3.75)%	9.50%
Class A Returns After Taxes on Distributions	4.46%	(4.28)%	8.16%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	3.10%	(3.34)%	7.84%
Class B Returns Before Taxes (Incept. 3/1/97)[2]	5.28%	(3.63)%	9.51%
Class C Returns Before Taxes (Incept. 7/1/98)[2]	9.21%	(3.18)%	9.51%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index (reflects no deduction for fees, expenses or taxes)[4]	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for fees, expenses or taxes)	0.82%	2.60%	4.50%
[1]	Returns shown reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[4]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	17

Outlook Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)
	All Funds
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Outlook Today Fund			Outlook 2010 Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
Management Fees[2]	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
Other Expenses[3]	0.72%	0.72%	0.72%	0.67%	0.67%	0.67%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.37%	2.12%	2.12%	1.32%	2.07%	2.07%
Fee Waivers	0.12%	0.12%	0.12%	0.07%	0.07%	0.07%

NET EXPENSES[4]	1.25%	2.00%	2.00%	1.25%	2.00%	2.00%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” for further information. All other Class A shares will not have a CDSC.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for each Fund’s management fee. The management fee charged to a Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for each Fund is as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher. Please see the Statement of Additional Information for further details.
[3]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
[4]	The Adviser has committed through June 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

18	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund			Outlook 2030 Fund			Outlook 2040 Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.66%	0.66%	0.66%	0.68%	0.68%	0.68%	0.62%	0.61%	0.62%

1.31%	2.06%	2.06%	1.33%	2.08%	2.08%	1.27%	2.01%	2.02%
0.06%	0.06%	0.06%	0.08%	0.08%	0.08%	0.02%	0.01%	0.02%

1.25%	2.00%	2.00%	1.25%	2.00%	2.00%	1.25%	2.00%	2.00%

Outlook Funds Prospectus	19

Outlook Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Outlook Today Fund			Outlook 2010 Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$695	$703	$303	$695	$703	$303
3 YEARS	$973	$952	$652	$963	$942	$642
5 YEARS	$1,271	$1,328	$1,128	$1,251	$1,307	$1,107
10 YEARS	$2,117	$2,161	$2,442	$2,068	$2,112	$2,394

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	Outlook Today Fund			Outlook 2010 Fund
	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
1 YEAR	$695	$203	$203	$695	$203	$203
3 YEARS	$973	$652	$652	$963	$642	$642
5 YEARS	$1,271	$1,128	$1,128	$1,251	$1,107	$1,107
10 YEARS	$2,117	$2,161	$2,442	$2,068	$2,112	$2,394

20	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund			Outlook 2030 Fund			Outlook 2040 Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$695	$703	$303	$695	$703	$303	$695	$703	$303
$961	$940	$640	$965	$944	$644	$953	$930	$632
$1,246	$1,303	$1,103	$1,255	$1,311	$1,111	$1,230	$1,282	$1,086
$2,058	$2,102	$2,385	$2,078	$2,122	$2,404	$2,019	$2,057	$2,346

Outlook 2020 Fund			Outlook 2030 Fund			Outlook 2040 Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$695	$203	$203	$695	$203	$203	$695	$203	$203
$961	$640	$640	$965	$644	$644	$953	$630	$632
$1,246	$1,103	$1,103	$1,255	$1,111	$1,111	$1,230	$1,082	$1,086
$2,058	$2,102	$2,385	$2,078	$2,122	$2,404	$2,019	$2,057	$2,346

Outlook Funds Prospectus	21

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Key Information

Key Terms

An “asset class” is a broad category of investments such as “bonds” or “equities.” “Allocation” refers to the distribution of portfolio assets among two or more asset classes and among indexes within each asset class. The Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund’s investment objective and risk tolerance.

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Outlook Funds Prospectus	23

Outlook Funds

Portfolio Managers:    David Burkart, CFA; Ken Millman, CFA; Dagmar Nikles, CFA

Investment Objectives

Each Fund seeks to provide investors with an asset allocation strategy designed to maximize total return for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular Outlook Fund based on their investment time horizon. Specifically:

•	Outlook Today Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

•	Outlook 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

•	Outlook 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

•	Outlook 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

•	Outlook 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

Investment Strategies

The Funds were the first funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed income securities than short-term investment goals. The allocation of each Fund gradually grows more conservative as the target year indicated in the Fund’s title approaches. You are encouraged to choose the Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

Keep in mind, however, that the target year also serves as a guide to the relative risk exposure of each Fund, where the Outlook 2040 Fund has the most aggressive asset allocation and the Outlook Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Outlook 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive Outlook Fund for a near-term investment goal.

Each Fund follows an asset allocation strategy among two broad investment classes: equities of domestic and foreign issuers and debt securities. We allocate and reallocate assets among a wide range of indexes representing U.S. and foreign common stocks and fixed income securities according to the recommended mix suitable for each Fund’s risk level. Under normal circumstances, the Outlook Today Fund will typically invest 65% of its assets in a mix of fixed income securities and 35% of its assets in equity securities as it seeks stable income production and reduced volatility. The longer time horizon Funds may invest up to 100% of their assets in stocks, but as their target year approaches, their allocation will increasingly resemble the current allocation of the Outlook Today Fund.

24	Outlook Funds Prospectus

The Outlook Today Fund seeks to maximize total return consistent with assuming the lowest risk of any Outlook series. However, unlike the remaining Outlook Funds with target dates, the Outlook Today Fund does not reduce its investment risk through time. Instead, the Fund is expected to maintain its asset allocation as mentioned on the previous page. When one of the other Outlook Funds reaches its target year, it is expected that shareholders will be asked to approve combining such Funds with the Outlook Today Fund.

Model-Driven Decisions

The Funds’ assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA’s investment professionals conduct ongoing research to enhance the model and to ensure that it is keeping pace with the world’s constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such a model.

Asset Allocation Decisions

In buying securities for each Fund, the investment model does not select individual companies. Instead, the model selects a mix of indexes by measuring their risk levels and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics. The model then allocates a portion of each Fund’s assets to each index appropriate for each Fund. Where practicable, each Fund buys all the securities that comprise a recommended index; otherwise, the Fund buys a representative sample in an effort to match an index’s return as closely as possible. The model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities.

This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

Risk Tolerance

Two general rules of investing have shaped the Funds’ strategies:

•	Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment’s potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

•	Generally, the longer an investor’s investment time horizon, the greater the investor’s risk tolerance. The investor’s investments have more time to recoup their losses.

The Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund systematically reduces the level of risk. This systematic shift toward more stable investments should help secure the value of your Outlook investment as the time nears for you to begin drawing on it.

Outlook Funds Prospectus	25

Outlook Funds

After a Fund Reaches its Target Year

By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a significant portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 35% of the Fund’s assets will be invested in stocks, with the remainder in debt securities and money market instruments.

Permitted Investments

All of the Funds seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes:

•	The Russell 1000 Growth Index, which consists primarily of large-capitalization U.S.stocks with higher than average price-to-book ratios;

•	The Russell 1000 Value Index, which consists primarily of large-capitalization U.S.stocks with lower than average price-to-book ratios;

•	The Russell 2000 Growth Index, which consists primarily of small-capitalization U.S.stocks with higher than average price-to-book ratios;

•	The Russell 2000 Value Index, which consists primarily of small-capitalization U.S.stocks with lower than average price-to-book ratios; and

•	The Morgan Stanley Capital International/Europe, Australasia and Far East Index, which consists primarily of foreign stocks.

We seek exposure to the U.S. fixed income markets by investing in securities representative of the Lehman Brothers U.S. Treasury 3-5 Year Index, which consists primarily of public obligations of the U.S. Treasury with a maturity from 3 up to (but not including) 5 years.

We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. In addition, under normal market circumstances, we may invest in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks.

We are not required to keep a minimum investment in any of the indexes, nor are we prohibited from investing substantially all of our assets in a single asset class. The asset allocation may shift at any time.

26	Outlook Funds Prospectus

Portfolio Allocations

As of February 28, 2005, the Fund’s most recent fiscal year end, each Fund’s asset weighting was as follows:

ASSET CLASS	OUTLOOK TODAY FUND	OUTLOOK 2010 FUND	OUTLOOK 2020 FUND	OUTLOOK 2030 FUND	OUTLOOK 2040 FUND
Money Market Instruments	0%	0%	1%	1%	1%
Bonds	65%	52%	34%	20%	9%
Domestic Large Cap Equity	22%	32%	44%	56%	64%
Domestic Small Cap Equity	5%	5%	5%	5%	6%
Foreign Equity	8%	11%	16%	18%	20%

Portfolio Management

BGFA applies a scientific approach to investing through the use of an asset allocation model. BGFA’s Portfolio Managers conduct ongoing research to enhance the model.

Important Risk Factors

The Funds are primarily subject to the risks described under “Common Risks for the Funds” on page 6. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 38. These considerations are all important to your investment choice.

Outlook Funds Prospectus	27

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK TODAY FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994

For the period ended:	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
Net asset value, beginning of period	$10.17	$8.96	$9.79	$9.94	$10.30
Income from investment operations:
Net investment income (loss)	0.17	0.15	0.21	0.29	0.38
Net realized and unrealized gain (loss) on investments	0.05	1.22	(0.66)	(0.09)	0.21
Total from investment operations	0.22	1.37	(0.45)	0.20	0.59
Less distributions:
Distributions from net investment income	(0.16)	(0.16)	(0.22)	(0.29)	(0.39)
Distributions from net realized capital gain	(0.03)	0.00	(0.16)	(0.06)	(0.56)
Total from distributions	(0.19)	(0.16)	(0.38)	(0.35)	(0.95)
Net asset value, end of period	$10.20	$10.17	$8.96	$9.79	$9.94
Total return[1]	2.23%	15.41%	(4.63)%	2.06%	5.79%
Ratios/supplemental data:
Net assets, end of period (000s)	$39,418	$39,856	$33,299	$41,543	$46,316
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.27%	1.28%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.73%	1.58%	2.12%	2.85%	3.66%
Portfolio turnover rate[3]	106%	33%	53%	51%	58%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.34%	1.36%	1.60%	1.63%	1.51%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28	Outlook Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON AUGUST 1, 1998					CLASS C SHARES—COMMENCED ON DECEMBER 1, 1998

Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
$10.35	$9.12	$9.96	$10.11	$10.44	$10.33	$9.11	$9.94	$10.09	$10.44

0.10	0.09	0.15	0.23	0.31	0.10	0.08	0.16	0.23	0.34
0.05	1.24	(0.66)	(0.08)	0.24	0.05	1.24	(0.66)	(0.08)	0.21
0.15	1.33	(0.51)	0.15	0.55	(0.16)	1.32	(0.50)	0.15	0.55

(0.08)	(0.10)	(0.17)	(0.24)	(0.32)	(0.09)	(0.10)	(0.17)	(0.24)	(0.34)
(0.03)	0.00	(0.16)	(0.06)	(0.56)	(0.03)	0.00	(0.16)	(0.06)	(0.56)
(0.11)	(0.10)	(0.33)	(0.30)	(0.88)	(0.12)	(0.10)	(0.33)	(0.30)	(0.90)
$10.39	$10.35	$9.12	$9.96	$10.11	$10.36	$10.33	$9.11	$9.94	$10.09
1.49%	14.65%	(5.15)%	1.54%	5.30%	1.43%	14.61%	(5.06)%	1.52%	5.36%

$19,690	$22,616	$19,428	$16,678	$11,425	$13,680	$13,800	$7,822	$7,678	$5,972

2.02%	1.95%	1.80%	1.80%	1.80%	2.02%	1.96%	1.80%	1.80%	1.80%
0.97%	0.91%	1.60%	2.31%	3.15%	0.98%	0.88%	1.61%	2.32%	3.19%
106%	33%	53%	51%	58%	106%	33%	53%	51%	58%
2.09%	2.11%	2.28%	2.26%	2.00%	2.09%	2.10%	2.23%	2.26%	1.97%

Outlook Funds Prospectus	29

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2010 FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994

For the period ended:	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
Net asset value, beginning of period	$12.22	$10.25	$11.65	$12.22	$12.88
Income from investment operations:
Net investment income (loss)	0.18	0.15	0.19	0.28	0.35
Net realized and unrealized gain (loss) on investments	0.25	1.98	(1.33)	(0.45)	(0.15)
Total from investment operations	0.43	2.13	(1.14)	(0.17)	0.20
Less distributions:
Distributions from net investment income	(0.17)	(0.16)	(0.20)	(0.27)	(0.35)
Distributions from net realized capital gain	0.00	0.00	(0.06)	(0.13)	(0.51)
Total from distributions	(0.17)	(0.16)	(0.26)	(0.40)	(0.86)
Net asset value, end of period	$12.48	$12.22	$10.25	$11.65	$12.22
Total return[1]	3.60%	20.94%	(9.86)%	(1.43)%	1.41%
Ratios/supplemental data:
Net assets, end of period (000s)	$82,296	$88,910	$68,977	$89,878	$107,161
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.27%	1.28%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.52%	1.36%	1.69%	2.25%	2.74%
Portfolio turnover rate[3]	81%	31%	65%	39%	54%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.30%	1.33%	1.44%	1.53%	1.43%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30	Outlook Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MARCH 1, 1997					CLASS C SHARES—COMMENCED ON DECEMBER 1, 1998

Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
$12.23	$10.26	$11.66	$12.23	$12.88	$12.33	$10.35	$11.75	$12.32	$12.97

0.11	0.08	0.13	0.20	0.28	0.11	0.07	0.13	0.20	0.29
0.22	1.98	(1.33)	(0.43)	(0.14)	0.22	2.00	(1.33)	(0.43)	(0.16)
0.33	2.06	(1.20)	(0.23)	0.14	0.33	2.07	(1.20)	(0.23)	0.13

(0.08)	(0.09)	(0.14)	(0.21)	(0.28)	(0.07)	(0.09)	(0.14)	(0.21)	(0.27)
0.00	0.00	(0.06)	(0.13)	(0.51)	0.00	0.00	(0.06)	(0.13)	(0.51)
(0.08)	(0.09)	(0.20)	(0.34)	(0.79)	(0.07)	(0.09)	(0.20)	(0.34)	(0.78)
$12.48	$12.23	$10.26	$11.66	$12.23	$12.59	$12.33	$10.35	$11.75	$12.32
2.70%	20.16%	(10.34)%	(1.92)%	0.93%	2.72%	20.13%	(10.29)%	(1.90)%	0.89%

$26,480	$34,284	$32,831	$41,166	$36,727	$5,724	$8,190	$5,631	$5,919	$5,850

2.02%	1.95%	1.80%	1.80%	1.80%	2.02%	1.96%	1.80%	1.80%	1.80%
0.76%	0.70%	1.19%	1.73%	2.23%	0.76%	0.67%	1.18%	1.74%	2.24%
81%	31%	65%	39%	54%	81%	31%	65%	39%	54%
2.05%	2.09%	2.13%	2.12%	1.95%	2.05%	2.08%	2.21%	2.12%	1.96%

Outlook Funds Prospectus	31

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2020 FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994

For the period ended:	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
Net asset value, beginning of period	$12.96	$10.36	$12.29	$13.28	$14.78
Income from investment operations:
Net investment income (loss)	0.16	0.14	0.14	0.13	0.24
Net realized and unrealized gain (loss) on investments	0.47	2.60	(1.93)	(0.87)	(0.75)
Total from investment operations	0.63	2.74	(1.79)	(0.74)	(0.51)
Less distributions:
Distributions from net investment income	(0.15)	(0.14)	(0.14)	(0.14)	(0.23)
Distributions from net realized capital gain	0.00	0.00	0.00	(0.11)	(0.74)
Total from distributions	(0.15)	(0.14)	(0.14)	(0.25)	(0.99)
Net asset value, end of period	$13.44	$12.96	$10.36	$12.29	$13.28
Total return[1]	4.92%	26.58%	(14.65)%	(5.57)%	(3.79)%
Ratios/supplemental data:
Net assets, end of period (000s)	$151,258	$139,981	$105,206	$137,265	$154,871
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.27%	1.28%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.31%	1.16%	1.16%	1.35%	1.63%
Portfolio turnover rate[3]	60%	31%	62%	29%	39%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.31%	1.32%	1.42%	1.50%	1.39%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32	Outlook Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MARCH 1, 1997					CLASS C SHARES—COMMENCED ON DECEMBER 1, 1998

Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
$12.85	$10.28	$12.18	$13.17	$14.66	$12.93	$10.34	$12.26	$13.25	$14.74

0.08	0.06	0.07	0.07	0.16	0.09	0.06	0.07	0.07	0.16
0.45	2.57	(1.90)	(0.87)	(0.74)	0.44	2.60	(1.92)	(0.87)	(0.74)
0.53	2.63	(1.83)	(0.80)	(0.58)	0.53	2.66	(1.85)	(0.80)	(0.58)

(0.05)	(0.06)	(0.07)	(0.08)	(0.16)	(0.03)	(0.07)	(0.07)	(0.08)	(0.16)
0.00	0.00	0.00	(0.11)	(0.74)	0.00	0.00	0.00	(0.11)	(0.74)
(0.05)	(0.06)	(0.07)	(0.19)	(0.91)	(0.03)	(0.07)	(0.07)	(0.19)	(0.91)
$13.33	$12.85	$10.28	$12.18	$13.17	$13.43	$12.93	$10.34	$12.26	$13.25
4.13%	25.71%	(15.04)%	(6.09)%	(4.25)%	4.09%	25.79%	(15.12)%	(6.06)%	(4.26)%

$25,378	$32,803	$31,052	$43,280	$47,591	$4,155	$8,040	$5,330	$6,767	$6,308

2.02%	1.95%	1.80%	1.80%	1.80%	2.02%	1.96%	1.80%	1.80%	1.80%
0.55%	0.51%	0.66%	0.85%	1.12%	0.54%	0.47%	0.66%	0.83%	1.15%
60%	31%	62%	29%	39%	60%	31%	62%	29%	39%
2.07%	2.08%	2.13%	2.08%	1.94%	2.07%	2.07%	2.20%	2.08%	1.96%

Outlook Funds Prospectus	33

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2030 FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994

For the period ended:	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
Net asset value, beginning of period	$13.53	$10.48	$13.34	$15.13	$16.96
Income from investment operations:
Net investment income (loss)	0.16	0.13	0.11	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.67	3.17	(2.40)	(1.43)	(1.17)
Total from investment operations	0.83	3.30	(2.29)	(1.31)	(1.00)
Less distributions:
Distributions from net investment income	(0.15)	(0.13)	(0.12)	(0.12)	(0.16)
Distributions from net realized capital gain	0.00	(0.12)	(0.45)	(0.36)	(0.67)
Total from distributions	(0.15)	(0.25)	(0.57)	(0.48)	(0.83)
Net asset value, end of period	$14.21	$13.53	$10.48	$13.34	$15.13
Total return[1]	6.17%	31.73%	(17.40)%	(8.68)%	(6.29)%
Ratios/supplemental data:
Net assets, end of period (000s)	$109,923	$106,449	$75,953	$100,884	$133,569
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.27%	1.28%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.17%	1.15%	0.88%	0.81%	0.97%
Portfolio turnover rate[3]	48%	27%	68%	27%	27%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.31%	1.33%	1.52%	1.57%	1.41%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

34	Outlook Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MARCH 1, 1997					CLASS C SHARES—COMMENCED ON DECEMBER 1, 1998

Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
$13.31	$10.32	$13.13	$14.88	$16.72	$13.32	$10.33	$13.14	$14.90	$16.74

0.06	0.06	0.04	0.05	0.07	0.05	0.06	0.05	0.04	0.08
0.64	3.11	(2.35)	(1.39)	(1.16)	0.65	3.12	(2.36)	(1.39)	(1.17)
0.70	3.17	(2.31)	(1.34)	(1.09)	0.70	3.18	(2.31)	(1.35)	(1.09)

(0.04)	(0.06)	(0.05)	(0.05)	(0.08)	(0.02)	(0.07)	(0.05)	(0.05)	(0.08)
0.00	(0.12)	(0.45)	(0.36)	(0.67)	0.00	(0.12)	(0.45)	(0.36)	(0.67)
(0.04)	(0.18)	(0.50)	(0.41)	(0.75)	(0.02)	(0.19)	(0.50)	(0.41)	(0.75)
$13.97	$13.31	$10.32	$13.13	$14.88	$14.00	$13.32	$10.33	$13.14	$14.90
5.28%	30.82%	(17.76)%	(9.10)%	(6.79)%	5.26%	30.88%	(17.78)%	(9.12)%	(6.79)%

$16,372	$21,131	$20,319	$27,913	$34,570	$2,991	$5,559	$2,791	$3,412	$3,467

2.02%	1.94%	1.80%	1.80%	1.80%	2.02%	1.96%	1.80%	1.80%	1.80%
0.43%	0.50%	0.38%	0.30%	0.47%	0.43%	0.45%	0.39%	0.29%	0.49%
48%	27%	68%	27%	27%	48%	27%	68%	27%	27%
2.06%	2.09%	2.21%	2.17%	2.00%	2.07%	2.08%	2.44%	2.17%	2.16%

Outlook Funds Prospectus	35

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2040 FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994

For the period ended:	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
Net asset value, beginning of period	$14.40	$10.65	$13.55	$15.50	$18.78
Income from investment operations:
Net investment income (loss)	0.14[6]	0.12[6]	0.08[6]	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.86	3.75	(2.81)	(1.80)	(1.98)
Total from investment operations	1.00	3.87	(2.73)	(1.77)	(1.96)
Less distributions:
Distributions from net investment income	(0.13)	(0.12)	(0.08)	0.00	(0.03)
Distributions from net realized capital gain	0.00	0.00	(0.09)	(0.18)	(1.29)
Total from distributions	(0.13)	(0.12)	(0.17)	(0.18)	(1.32)
Net asset value, end of period	$15.27	$14.40	$10.65	$13.55	$15.50
Total return[1]	6.98%	36.52%	(20.24)%	(11.45)%	(11.09)%
Ratios/supplemental data:
Net assets, end of period (000s)	$165,145	$156,806	$111,546	$169,829	$218,085
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.27%	1.27%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	1.01%	0.95%	0.65%	0.24%	0.15%
Portfolio turnover rate[4]	29%	18%	54%	14%	20%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5]	1.28%	1.33%	1.49%	1.55%	1.41%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
[3]	Distribution was less than $.01 per share.
[4]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
[5]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[6]	Calculated based upon average shares outstanding.

36	Outlook Funds Prospectus

Financial Highlights

CLASS B SHARES—COMMENCED ON MARCH 1, 1997					CLASS C SHARES—COMMENCED ON JULY 1, 1998

Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
$13.86	$10.28	$13.08	$15.05	$18.34	$13.86	$10.28	$13.09	$15.06	$18.34

0.04[6]	0.04[6]	0.02[6]	(0.05)	(0.05)	0.04[6]	0.03[6]	0.02[6]	(0.04)	(0.05)
0.82	3.61	(2.70)	(1.74)	(1.95)	0.81	3.62	(2.71)	(1.75)	(1.94)
0.86	3.65	(2.68)	(1.79)	(2.00)	0.85	3.65	(2.69)	(1.79)	(1.99)

0.00	(0.07)	(0.03)	0.00	0.00[3]	0.00	(0.07)	(0.03)	0.00	0.00[3]
0.00	0.00	(0.09)	(0.18)	(1.29)	0.00	0.00	(0.09)	(0.18)	(1.29)
0.00	(0.07)	(0.12)	(0.18)	(1.29)	0.00	(0.07)	(0.12)	(0.18)	(1.29)
$14.72	$13.86	$10.28	$13.08	$15.05	$14.71	$13.86	$10.28	$13.09	$15.06
6.20%	35.58%	(20.60)%	(11.93)%	(11.53)%	6.13%	35.62%	(20.66)%	(11.92)%	(11.52)%

$27,229	$42,603	$43,980	$67,290	$84,993	$3,681	$5,146	$3,767	$5,432	$6,349

2.02%	1.94%	1.80%	1.80%	1.80%	2.02%	1.94%	1.80%	1.80%	1.80%
0.26%	0.31%	0.15%	(0.27)%	(0.35)%	0.26%	0.28%	0.15%	(0.27)%	(0.35)%
29%	18%	54%	14%	20%	29%	18%	54%	14%	20%
2.03%	2.09%	2.23%	2.14%	2.05%	2.03%	2.08%	2.31%	2.14%	1.96%

Outlook Funds Prospectus	37

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage FundsSM. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivative” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U. S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

38	Outlook Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Outlook Funds Prospectus	39

Additional Strategies and General Investment Risks

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section on page 27 for additional information. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

40	Outlook Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objectives and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g., to meet shareholder redemptions).	Leverage Risk
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought and sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

Credit, Counter-Party and Leverage Risk
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt, or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk

Options

The right to buy or sell a security based on an agreed upon price at a specific time. Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio values.

Credit, Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk

Outlook Funds Prospectus	41

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Barclays Global Fund Advisors 45 Fremont Street, San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

42	Outlook Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of March 31, 2005, Funds Management managed over $100 billion in mutual fund assets.

The Sub-Adviser

Barclays Global Fund Advisors (“BGFA”), a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), and an indirect subsidiary of Barclays Bank, PLC, is the sub-adviser for each of the Funds. In this capacity, BGFA invests the Funds’ assets according to an asset allocation model. As of March 31, 2005, BGI and its affiliates managed or provided investment advice for assets aggregating in excess of $1.3 trillion.

BGFA is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

Outlook Funds Prospectus	43

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares and Class C shares are available for all the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus. All of this information is available on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

44	Outlook Funds Prospectus

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers”). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Outlook Funds Prospectus	45

A Choice of Share Classes

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

46	Outlook Funds Prospectus

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo provided that the account previously held a Wells Fargo Advantage Fund and that such distribution or transfer occurred within the 60 days prior to your reinvestment.

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge, proceeds from a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee after 60 days from the date of such distribution, provided the distribution was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge, proceeds from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).

•	By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•

Rights of Accumulation (“ROA”) allow you to combine Class A, Class B, Class C, and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase

Outlook Funds Prospectus	47

Reductions and Waivers of Sales Charges

amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent. You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.

The following types of accounts (registered in the name of or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility under a rights of accumulation or letter of intent discount:

•	individual accounts;

•	joint accounts;

•	IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs not governed by the terms and conditions of a Wells Fargo Advantage Funds prototype agreement;

•	Section 403(b) accounts; and

•	accounts over which the shareholder, his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account or a solely owned business account).

Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

•	Section 529 college savings plan accounts;

•	accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held directly in a Wells Fargo Advantage Funds account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;

•	accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account qualified under Section 401(a) of the Internal Revenue Code (ie. 401(k) Plans) and SIMPLE IRAs governed by the terms and conditions of a Wells Fargo Advantage Funds prototype agreement (collectively, “Employer Sponsored Retirement Accounts”).

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

48	Outlook Funds Prospectus

Class A Shares Sales Charge Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	the Funds’ distributor and its affiliates;

•	the Funds’ transfer agent;

•	broker-dealers who act as selling agents;

•	immediate family members (spouse, sibling, parent or child) of any of the above; and

•	each Fund’s sub-adviser, but only for the Fund(s) in which such sub-adviser provides investment advisory services.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Section 529 plans.

•	Insurance company separate accounts—Shares acquired by insurance company separate accounts.

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM).

•	Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Advantage Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (“IRS”) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

Outlook Funds Prospectus	49

Reductions and Waivers of Sales Charges

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet all of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C CDSC if the dealer of record waived its commission with a Fund’s approval.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
Outlook Today	0.75%	0.75%
Outlook 2010	0.75%	0.75%
Outlook 2020	0.75%	0.75%
Outlook 2030	0.75%	0.75%
Outlook 2040	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

50	Outlook Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

•	Class C shares of non-money market funds may be exchanged for Class A shares of any Wells Fargo Advantage money market fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or

Outlook Funds Prospectus	51

Exchanges

permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

52	Outlook Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Outlook Funds Prospectus	53

Your Account

Notes on Managing Your Account

Minimum Investments

•	Minimum initial investment of $1,000 per Fund, and $250 for a retirement account; or

•	$50 monthly minimum investment per Fund if you use the Automatic Investment Plan; and

•	$100 per Fund for all investments after your initial investment.

•	Institutions, through which an investor may purchase shares, may require different minimum investment amounts. Please consult your selling agent or a customer service representative at your Institution for specifics.

We may waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

•	Directly with the Fund—Complete a Wells Fargo Advantage Funds Application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans or certain packaged investment products (please see the providers of the plan for instructions).

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by,

54	Outlook Funds Prospectus

customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Outlook Funds Prospectus	55

Your Account

The following section explains how you can buy shares directly from Wells Fargo Advantage Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

GENERAL NOTES FOR PURCHASING FUND SHARES

•	The initial investment minimum is $1,000, or $250 for a retirement account; however, you may start your account with $50 if you elect the Automatic Investment Plan option on your Application.

•	Subsequent purchases may be made for a minimum of $100.

•	When mailing your application, payment or other documentation to Wells Fargo Advantage Funds, use the appropriate address below:

Mailing address:	Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail:	Wells Fargo Advantage Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	When wiring money to Wells Fargo Advantage Funds, provide the following wire instructions to your financial institution:

State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Advantage Funds (Name of Fund, Account Number, and Share Class) Account Name: (Registration Name of Account)

•	Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

•	For every check or Electronic Funds Transfer that is returned to us as unpaid you will be charged a $25 fee.

•	When all or a portion of a purchase is received for investment without a clear Fund designation or is designated for investment in one of our closed classes of Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we accept your order.

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund.

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

56	Outlook Funds Prospectus

How to Buy Shares

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Advantage Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest. You may obtain an application on-line (visit our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222, or from an authorized selling agent.

•	Enclose a check made out in the full name and share class of the Fund. For example, ”Wells Fargo Advantage Outlook Today Fund, Class C.”

•	Mail the Application and payment to Wells Fargo Advantage Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Complete an investment slip or enclose the payment stub/card from your statement if available, and mail to Wells Fargo Advantage Funds.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the “By Mail” section, above.

If you have an existing account and want to buy into a new Fund, call Investor Services at 1-800-222-8222 for an Investor Services Representative to either:

•	transfer at least $1,000 (or $250 for retirement accounts from a linked bank account, or

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

Call 1-800-368-7550 to use the Wells Fargo Advantage Funds automated phone system (“automated phone system”) to:

•	exchange at least $1,000 (or $250 for retirement accounts) worth of shares from an existing Wells Fargo Advantage Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222 for an Investor Services Representative or call 1-800-368-7550 to use the automated phone system to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Outlook Funds Prospectus	57

Your Account	How to Buy Shares

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Advantage Funds Account. If you do not currently have an account, complete a Wells Fargo Advantage Funds Application. Refer to the section on buying shares for the first time By Mail.

To buy into a new Fund, visit our Web site at www.wellsfargo.com/advantagefunds, to:

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Advantage Funds Account.

On-line purchases are limited to a maximum of $100,000.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargo.com/advantagefunds, to either:

•	transfer at least $100 from a linked bank account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Advantage Funds Account, or the remaining balance of your existing account.

Further information is available by calling Investor Services at 1-800-222-8222.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can make your first purchase of a Fund by wire. Complete a Wells Fargo Advantage Funds Application and follow the mailing and wire instructions on page 56.

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your bank/financial institution to wire the amount you want to invest in accordance with the wire instructions on page 56. Be sure to have the wiring bank include your current account number and the name your account is registered in.

58	Outlook Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	To request a redemption, write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	Medallion guarantees are required for mailed redemption requests under the following circumstances: (i) if the request is for over $100,000; (ii) if the address on your account was changed within the last 30 days, or (iii) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

•	Mail to: Wells Fargo Advantage Funds

 P.O. Box 8266

 Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222 for an Investor Services Representative or 1-800-368-7550 to use the automated phone system to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number (usually your Social Security Number).

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Redemption requests may not be made by phone if the address on your account was changed in the last 30 days. In this event, you must request your redemption by mail, in accordance with the procedures listed above.

BY INTERNET ACCESS

•	Visit our Web site at www.wellsfargo.com/advantagefunds to process your redemption request. Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. Redemption proceeds may be remitted by check to your address of record, by Electronic Funds Transfer to a linked bank account, or by wire.

See “General Notes for Selling Shares” below. Further information is available by calling Investor Services at 1-800-222-8222.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

Outlook Funds Prospectus	59

Your Account	How to Sell Shares

•	The minimum redemption amount is $100 or the balance of your account.

•	Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

•	You may request that redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

60	Outlook Funds Prospectus

Additional Services and Other Information

Automatic Plans

These plans help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Then select the Fund and Class you would like to purchase and specify an amount of at least $50. Call Investor Services at 1-800-222-8222 for more information.

•	Automatic Investment Plan—With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

•	Automatic Exchange Plan—With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Plan—With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Automatic Investment Plan.

•	Payroll Direct Deposit—With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds make distributions of any net investment income at least quarterly and any net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

Outlook Funds Prospectus	61

Additional Services and Other Information

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

62	Outlook Funds Prospectus

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please contact Investor Services at 1-800-222-8222 for information on:

•	Individual Retirement Plans, including traditional IRAs and Roth IRAs.

•	Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by Institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Statement Reprints

Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Outlook Funds Prospectus	63

Additional Services and Other Information

Transaction Authorizations

Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

64	Outlook Funds Prospectus

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

David Burkart, CFA

Outlook Today Fund since 2000

Outlook 2010 Fund since 2000

Outlook 2020 Fund since 2000

Outlook 2030 Fund since 2000

Outlook 2040 Fund since 2000

David Burkart is an employee of BGFA and BGI and is primarily responsible for the day-to-day management of the Funds. Mr. Burkart joined BGFA as a portfolio manager within the Asset Allocation Group in August 2000. Mr. Burkart is senior portfolio manager and team leader for the Asset Allocation Group, focusing on derivative overlays, customized risk-return strategies and commingled international funds. Prior to joining BGFA, David worked at Gap Inc. in international treasury and corporate finance. Mr. Burkart earned his B.A. degree in Economics from University of California at Santa Barbara, his M.A. degree in Foreign Affairs from the University of Virginia and his M.B.A. degree from the Wharton School of Business at the University of Pennsylvania.

Ken Millman, CFA

Outlook Today Fund since 2000

Outlook 2010 Fund since 2000

Outlook 2020 Fund since 2000

Outlook 2030 Fund since 2000

Outlook 2040 Fund since 2000

Ken Millman is an employee of BGFA and BGI and is primarily responsible for the day-to-day management of the Funds. Prior to joining BGI in 2000, Mr. Millman received his B.S. degree in business administration from California Polytechnic State University, San Luis Obispo.

Dagmar Nikles, CFA

Outlook Today Fund since 2003

Outlook 2010 Fund since 2003

Outlook 2020 Fund since 2003

Outlook 2030 Fund since 2003

Outlook 2040 Fund since 2003

Dagmar Nikles is an employee of BGFA and BGI and is primarily responsible for the day-to-day management of the Funds. Prior to joining BGI, Ms. Nikles received her Financial Risk Manager Certification and prior to that, Ms Nikles was an assistant portfolio manager and analyst at Zurich Scudder Investment from 2000 to 2002. Ms Nikles earned her B.A. degree from the University of Applied Sciences, Bern, Switzerland and her Postgraduate Diploma in Finance from the University of Melbourne, Australia.

Outlook Funds Prospectus	65

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your Investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

The increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gain and/or return of capital made by a Fund to its shareholders.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the fund.

66	Outlook Funds Prospectus

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature. The guarantee may be executed by an “eligible” guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act, and registered Broker-Dealers. The institution must provide a verifiable Stamp 2000 Medallion prior to submitting your signature. A guarantee from a Notary Public is not acceptable.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price (“POP”)

The NAV with the sales load added.

Quantitatively Measured Risk

Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the funds’ distributors allowing the agent to sell a fund’s shares.

Outlook Funds Prospectus	67

Glossary

Shareholder Servicing Agent

Anyone appointed by the fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Time Horizon

An investment time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

68	Outlook Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

Wells Fargo

Advantage Funds

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Printed on Recycled paper

© 2005 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT51591 07-05 0750FR/P601 (07/05) ICA Reg. No. 811-09253

WELLS FARGO

ADVANTAGE FUNDS

JULY 1, 2005

Prospectus

WELLS FARGO ADVANTAGE OUTLOOK FUNDSSM – INSTITUTIONAL CLASS

Wells Fargo Advantage Outlook Today FundSM

Wells Fargo Advantage Outlook 2010 FundSM

Wells Fargo Advantage Outlook 2020 FundSM

Wells Fargo Advantage Outlook 2030 FundSM

Wells Fargo Advantage Outlook 2040 FundSM

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Outlook Funds

Throughout this prospectus, the Wells Fargo Advantage Outlook Today FundSM is referred to as the “Outlook Today Fund”; the Wells Fargo Advantage Outlook 2010 FundSM is referred to as the “Outlook 2010 Fund”; the Wells Fargo Advantage Outlook 2020 FundSM is referred to as the “Outlook 2020 Fund”; the Wells Fargo Advantage Outlook 2030 FundSM is referred to as the “Outlook 2030 Fund”; and the Wells Fargo Advantage Outlook 2040 FundSM is referred to as the “Outlook 2040 Fund”.

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Outlook Funds Overview

See the Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

The Outlook Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund’s target year.

In buying securities for each Fund, Barclays Global Fund Advisors (“BGFA”), the Funds’ investment sub-adviser, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to the indexes appropriate for each Fund. Where practicable, the Funds buy all the securities that comprise a recommended index; otherwise, the Funds buy a representative sample in an effort to match an index’s return as closely as possible. This investment model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities, and does not try to avoid individual underperforming securities, nor does it try to pick individual investments that might outperform the indexes. This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

FUND (TICKER)	OBJECTIVE

Outlook Today Fund (WOTDX)	The Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

Outlook 2010 Fund (WFOAX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

Outlook 2020 Fund (WFOBX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

Outlook 2030 Fund (WFOOX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

Outlook 2040 Fund (WFOSX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

4	Outlook Funds Prospectus

The Outlook Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks and bonds and money market instruments to capture returns and reduce risk consistent with a stated investment time horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds to reduce risk and price volatility. Funds with shorter time horizons generally have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGIES

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy that is designed to maintain the lowest risk profile of all the Outlook Funds. The Outlook Today Fund continues to allocate a significant portion of its assets to stocks and bonds. On average, we expect that we will invest about 35% of the Fund’s assets in stocks, with the rest in bonds and money market instruments. As of the end of the Fund’s last fiscal year, the Outlook Today Fund held about 35% of its assets in stocks and 65% of its assets in bonds.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2010. As of the end of the Fund’s last fiscal year, the Outlook 2010 Fund held about 48% of its assets in stocks and 52% of its assets in bonds. As the stated time horizon approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2020. As of the end of the Fund’s last fiscal year, the Outlook 2020 Fund held about 65% of its assets in stocks, 34% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2030. As of the end of the Fund’s last fiscal year, the Outlook 2030 Fund held about 79% of its assets in stocks, 20% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2040. As of the end of the Fund’s last fiscal year, the Outlook 2040 Fund held about 90% of its assets in stocks, 9% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the Fund will increasingly resemble the Outlook Today Fund.

Outlook Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund descriptions beginning on page 24;

•	the “Additional Strategies and General Investment Risks” section beginning on page 30; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds; the shorter time horizon Funds, such as the Outlook Today and Outlook 2010 Funds, typically invest a majority of their assets in debt securities, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

The Funds invest in equity securities; the longer time horizon Funds, such as the Outlook 2030 and Outlook 2040 Funds, typically invest a majority of their assets in equity securities. Equity securities are subject to market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company, the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency,

6	Outlook Funds Prospectus

COMMON RISKS FOR THE FUNDS

custodial, and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Outlook Funds Prospectus	7

Performance History

The Funds in this Prospectus were formerly “feeder” funds in a master/feeder arrangement, whereby each Fund invested all of its assets in a corresponding “master” fund with a substantially identical investment objective and investment strategies. As of June 23, 2001, the Funds became stand-alone funds that invest directly in a portfolio of securities. The information shown below and in the financial highlights for each of the Funds includes the activity of the Fund when it was a feeder in a master/feeder arrangement. In addition, prior to April 11, 2005, the Institutional Class shares were named the Select Class shares.

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Outlook Today Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q2 ‘03 • 7.21%	Worst Qtr.:	Q3 ‘02 • (4.36)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Administrator Class shares. The Administrator Class shares and Institutional Class shares do not have sales charges. The Fund’s year-to-date performance through March 31, 2005 was (1.66)%.

8	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional1 Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	5.43%	4.23%	6.85%
Institutional Class Returns After Taxes on Distributions	4.65%	2.88%	4.74%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	3.57%	2.87%	4.64%
Russell 3000 Index (reflects no deduction for expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.82%	2.60%	4.50%
[1]	Performance shown for periods prior to inception reflects performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	9

Performance History

Outlook 2010 Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘98 • 9.99%	Worst Qtr.:	Q3 ‘02 • (8.55)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Administrator Class shares. The Administrator Class shares and the Institutional Class shares do not have sales charges. The Fund’s year-to-date performance through March 31, 2005 was (1.75)%.

10	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional1 Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	7.01%	2.40%	8.46%
Institutional Class Returns After Taxes on Distributions	6.33%	1.34%	6.55%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	4.54%	1.45%	6.27%
Russell 3000 Index (reflects no deduction for expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.82%	2.60%	4.50%
[1]	Performance shown for periods prior to inception reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	11

Performance History

Outlook 2020 Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘98 • 14.48%	Worst Qtr.:	Q3 ‘02 • (11.76)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Administrator Class shares. The Administrator Class shares and Institutional Class shares do not have sales charges. The Fund’s year-to-date performance through March 31, 2005 was (1.82)%.

12	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional1 Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	8.81%	0.29%	9.16%
Institutional Class Returns After Taxes on Distributions	8.22%	(0.52)%	7.30%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	5.71%	(0.17)%	6.97%
Russell 3000 Index (reflects no deduction for expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.82%	2.60%	4.50%
[1]	Performance shown for periods prior to inception reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	13

Performance History

Outlook 2030 Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘98 • 17.93%	Worst Qtr.:	Q3 ‘02 • (13.98)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Administrator Class shares. The Administrator Class shares and Institutional Class shares do not have sales charges. The Fund’s year-to-date performance through March 31, 2005 was (1.81)%.

14	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional1 Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	10.38%	(0.69)%	9.92%
Institutional Class Returns After Taxes on Distributions	9.82%	(1.64)%	8.11%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	6.73%	(1.05)%	7.77%
Russell 3000 Index (reflects no deduction for expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.82%	2.60%	4.50%
[1]	Performance shown for periods prior to inception reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	15

Performance History

Outlook 2040 Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q4 ‘98 • 21.54%	Worst Qtr.:	Q3 ‘02 • (16.08)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Administrator Class shares. The Administrator Class shares and Institutional Class shares do not have sales charges. The Fund’s year-to-date performance through March 31, 2005 was (2.06)%.

16	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional1 Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 06/30/04)[1]	11.64%	(2.26)%	10.34%
Institutional Class Returns After Taxes on Distributions	11.12%	(2.88)%	8.54%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	7.56%	(2.16)%	8.14%
Russell 3000 Index (reflects no deduction for expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.82%	2.60%	4.50%
[1]	Performance shown for periods prior to inception reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.
[2]	Morgan Stanley Capital International Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	17

Outlook Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
	Outlook Today Fund	Outlook 2010 Fund
Management Fees[1]	0.65%	0.65%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.27%	0.22%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.92%	0.87%
Fee Waivers	0.17%	0.12%

NET EXPENSES[3]	0.75%	0.75%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for each Fund’s management fee. The management fee charged to a Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for each Fund is as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher. Please see the Statement of Additional Information for further details.
[2]	Other expenses include expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
[3]	The adviser has committed through June 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio can only be increased with the approval of the Board of Trustees.

18	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund	Outlook 2030 Fund	Outlook 2040 Fund
0.65%	0.65%	0.65%
0.00%	0.00%	0.00%
0.21%	0.23%	0.17%

0.86%	0.88%	0.82%
0.11%	0.13%	0.07%

0.75%	0.75%	0.75%

Outlook Funds Prospectus	19

Outlook Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Outlook Today Fund	Outlook 2010 Fund
1 YEAR	$77	$77
3 YEARS	$276	$266
5 YEARS	$493	$470
10 YEARS	$1,116	$1,061

20	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund	Outlook 2030 Fund	Outlook 2040 Fund
$77	$77	$77
$263	$268	$255
$466	$475	$448
$1,051	$1,072	$1,007

Outlook Funds Prospectus	21

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Key Information

Key Terms

An “asset class” is a broad category of investments such as “bonds” or “equities.” “Allocation” refers to the distribution of portfolio assets among two or more asset classes and among indexes within each asset class. The Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund’s investment objective and risk tolerance.

In this Prospectus, ”we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Outlook Funds Prospectus	23

Outlook Funds

Portfolio Managers:    David Burkart, CFA; Ken Millman, CFA; Dagmar Nikles, CFA

Investment Objectives

Each Fund seeks to provide investors with an asset allocation strategy designed to maximize total return for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular Outlook Fund based on their investment time horizon.

Specifically:

•	Outlook Today Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

•	Outlook 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

•	Outlook 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

•	Outlook 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

•	Outlook 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

Investment Strategies

The Funds were the first funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed income securities than short-term investment goals. The allocation of each Fund gradually grows more conservative as the target year indicated in the Fund’s title approaches. You are encouraged to choose the Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

Keep in mind, however, that the target year also serves as a guide to the relative risk exposure of each Fund, where the Outlook 2040 Fund has the most aggressive asset allocation and the Outlook Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Outlook 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive Outlook Fund for a near-term investment goal.

Each Fund follows an asset allocation strategy among two broad investment classes: equities of domestic and foreign issuers and debt securities. We allocate and reallocate assets among a wide range of indexes representing U.S. and foreign common stocks and fixed income securities according to the recommended mix suitable for each Fund’s risk level. Under normal circumstances, the Outlook Today Fund will typically invest 65% of its assets in a mix of fixed income securities and 35% of its assets in equity securities as it seeks stable income production and reduced volatility. The longer time horizon Funds may invest up to 100% of their assets in stocks, but as their target year approaches, their allocation will increasingly resemble the current allocation of the Outlook Today Fund.

The Outlook Today Fund seeks to maximize total return consistent with assuming the lowest risk of any Outlook series. However, unlike the remaining Outlook Funds with target dates, the Outlook Today Fund does not reduce its investment risk through time. Instead, the Fund is expected to maintain its asset allocation as mentioned above. When one of the other Outlook Funds reaches its target year, it is expected that shareholders will be asked to approve combining such Funds with the Outlook Today Fund.

24	Outlook Funds Prospectus

Model-Driven Decisions

The Funds’ assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA’s investment professionals conduct ongoing research to enhance the model and to ensure that it is keeping pace with the world’s constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such a model.

Asset Allocation Decisions

In buying securities for each Fund, the investment model does not select individual companies. Instead, the model selects a mix of indexes by measuring their risk levels and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics. The model then allocates a portion of each Fund’s assets to each index appropriate for each Fund. Where practicable, each Fund buys all the securities that comprise a recommended index; otherwise, the Fund buys a representative sample in an effort to match an index’s return as closely as possible. The model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities.

This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

Risk Tolerance

Two general rules of investing have shaped the Funds’ strategies:

•	Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment’s potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

•	Generally, the longer an investor’s investment time horizon, the greater the investor’s risk tolerance. The investor’s investments have more time to recoup their losses.

The Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund systematically reduces the level of risk. This systematic shift toward more stable investments should help secure the value of your Outlook investment as the time nears for you to begin drawing on it.

Outlook Funds Prospectus	25

Outlook Funds

After a Fund Reaches its Target Year

By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a significant portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 35% of the Fund’s assets will be invested in stocks, with the remainder in debt securities and money market instruments.

Permitted Investments

All of the Funds seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes:

•	The Russell 1000 Growth Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;

•	The Russell 1000 Value Index, which consists primarily of large-capitalization U.S. stocks with lower than average price-to-book ratios;

•	The Russell 2000 Growth Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;

•	The Russell 2000 Value Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios; and

•	The Morgan Stanley Capital International/Europe, Australasia and Far East Index, which consists primarily of foreign stocks.

We seek exposure to the U.S. fixed income markets by investing in securities representative of the Lehman Brothers U.S. Treasury 3-5 Year Index, which consists primarily of public obligations of the U.S. Treasury with a maturity from 3 up to (but not including) 5 years.

We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. In addition, under normal market circumstances, we may invest in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks.

We are not required to keep a minimum investment in any of the indexes, nor are we prohibited from investing substantially all of our assets in a single asset class. The asset allocation may shift at any time.

26	Outlook Funds Prospectus

Portfolio Allocations

As of February 28, 2005, the Fund’s most recent fiscal year end, each Fund’s asset weighting was as follows:

ASSET CLASS	OUTLOOK TODAY FUND	OUTLOOK 2010 FUND	OUTLOOK 2020 FUND	OUTLOOK 2030 FUND	OUTLOOK 2040 FUND
Money Market Instruments	0%	0%	1%	1%	1%
Bonds	65%	52%	34%	20%	9%
Domestic Large Cap Equity	22%	32%	44%	56%	64%
Domestic Small Cap Equity	5%	5%	5%	5%	6%
Foreign Equity	8%	11%	16%	18%	20%

Portfolio Management

BGFA applies a scientific approach to investing through the use of an asset allocation model. BGFA’s Portfolio Managers conduct ongoing research to enhance the model.

Important Risk Factors

The Funds are primarily subject to the risks described under “Common Risks for the Funds” on page 6. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 30. These considerations are all important to your investment choice.

Outlook Funds Prospectus	27

Outlook Funds

The table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information, along with each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK TODAY FUND INSTITUTIONAL CLASS[3] SHARES—COMMENCED ON JUNE 30, 2004	OUTLOOK 2010 FUND INSTITUTIONAL CLASS[3] SHARES—COMMENCED ON JUNE 30, 2004	OUTLOOK 2020 FUND INSTITUTIONAL CLASS[3] SHARES—COMMENCED ON JUNE 30, 2004

For the period ended:	Feb. 28, 2005	Feb. 28, 2005	Feb. 28, 2005
Net asset value, beginning of period	$10.09	$12.08	$12.87
Income from investment operations:
Net investment income (loss)	0.14	0.15	0.09
Net realized and unrealized gain (loss) on investments	0.29	0.47	0.76
Total from investment operations	0.43	0.62	0.85
Less distributions:
Distributions from net investment income	(0.12)	(0.13)	(0.12)
Distributions from net realized capital gain	(0.03)	0.00	0.00
Return of capital	0.00	0.00	0.00
Total from distributions	(0.15)	(0.13)	(0.12)
Net asset value, end of period	$10.37	$12.57	$13.60
Total return[1]	4.26%	5.20%	6.61%
Ratios/supplemental data:
Net assets, end of period (000s)	$6,640	$25,512	$51,662
Ratios to average net assets[5]:
Ratio of expenses to average net assets	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	2.41%	2.20%	1.89%
Portfolio turnover rate	106%	81%	60%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.91%	0.87%	0.88%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[3]	Formerly named the Select Class.
[4]	Calculated based upon average shares outstanding.
[5]	Ratios shown for periods of less than one year are annualized.

28	Outlook Funds Prospectus

Financial Highlights

OUTLOOK 2030 FUND INSTITUTIONAL CLASS[3] SHARES—COMMENCED ON JUNE 30, 2004	OUTLOOK 2040 FUND INSTITUTIONAL CLASS[3] SHARES—COMMENCED ON JUNE 30, 2004

Feb. 28, 2005	Feb. 28, 2005
$13.42	$14.47

0.08	0.15[4]
0.94	1.06
1.02	1.21

(0.11)	(0.21)
0.00	0.00
0.00	0.00
(0.11)	(0.21)
$14.33	$15.47
7.64%	8.37%

$28,149	$14,712

0.75%	0.75%
1.74%	1.55%
48%	29%
0.87%	0.85%

Outlook Funds Prospectus	29

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage FundsSM. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivative” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

30	Outlook Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower or greater than expected, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Outlook Funds Prospectus	31

Additional Strategies and General Investment Risks

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section on page 27 for additional information. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

32	Outlook Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objectives and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Borrowing Policies The ability to borrow money for temporary purposes (e.g., to meet shareholder redemptions).	Leverage Risk
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought and sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage, and Credit Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits
(currently one-third of total assets, including the value of collateral received).

Credit, Counter-Party and Leverage Risk
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt, or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk

Options

The right to buy or sell a security based on an agreed upon a price at a specified time.
Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

Credit, Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk

Outlook Funds Prospectus	33

Additional Strategies and General Investment Risks

INVESTMENT PRACTICE	PRINCIPAL RISK(S)
Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk

34	Outlook Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Barclays Global Fund Advisors 45 Fremont Street, San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Outlook Funds Prospectus	35

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of March 31, 2005, Funds Management managed over $100 billion in mutual fund assets.

The Sub-Adviser

Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), and an indirect subsidiary of Barclays Bank, PLC, is the sub-adviser for each of the Funds. In this capacity, BGFA invests the Funds’ assets according to an asset allocation model. As of March 31, 2005, BGI and its affiliates managed or provided investment advice for assets aggregating in excess of $1.3 trillion.

BGFA is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

36	Outlook Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Outlook Funds Prospectus	37

Your Account	How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

•	Institutions may require different minimum investment amounts. Please consult an account representative from your Institution for specifics;

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks;

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund; and

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Institutional Class shares:

•	Employee benefit plan programs that have at least $100 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Registered investment adviser account or wrap programs that charge an asset based fee, have program assets of at least $100 million and trade via omnibus accounts;

•	Section 529 plans;

•	Fund of Funds advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $5 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing

38	Outlook Funds Prospectus

How to Buy Shares

“shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Outlook Funds Prospectus	39

Your Account	How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

40	Outlook Funds Prospectus

Exchanges

An exchange between Wells Fargo Advantage Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Outlook Funds Prospectus	41

Exchanges

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

42	Outlook Funds Prospectus

Other Information

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of a Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares, and by the Fund with respect to the stocks it holds that are producing such dividends. Absent further legislation, these reduced rates will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy Fund shares shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Outlook Funds Prospectus	43

Other Information

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information.

Householding

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your customer account representative.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

44	Outlook Funds Prospectus

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

David Burkart, CFA

Outlook Today Fund since 2000

Outlook 2010 Fund since 2000

Outlook 2020 Fund since 2000

Outlook 2030 Fund since 2000

Outlook 2040 Fund since 2000

David Burkart is an employee of BGFA and BGI and is primarily responsible for the day-to-day management of the Funds. Mr. Burkart joined BGFA as a portfolio manager within the Asset Allocation Group in August 2000. Mr. Burkart is senior portfolio manager and team leader for the Asset Allocation Group, focusing on derivative overlays, customized risk-return strategies and commingled international funds. Prior to joining BGFA, David worked at Gap Inc. in international treasury and corporate finance. Mr. Burkart earned his B.A. degree in Economics from University of California at Santa Barbara, his M.A. degree in Foreign Affairs from the University of Virginia and his M.B.A. degree from the Wharton School of Business at the University of Pennsylvania.

Ken Millman, CFA

Outlook Today Fund since 2000

Outlook 2010 Fund since 2000

Outlook 2020 Fund since 2000

Outlook 2030 Fund since 2000

Outlook 2040 Fund since 2000

Ken Millman is an employee of BGFA and BGI and is primarily responsible for the day-to-day management of the Funds. Prior to joining BGI in 2000, Mr. Millman received his B.S. degree in business administration from California Polytechnic State University, San Luis Obispo.

Dagmar Nikles, CFA

Outlook Today Fund since 2003

Outlook 2010 Fund since 2003

Outlook 2020 Fund since 2003

Outlook 2030 Fund since 2003

Outlook 2040 Fund since 2003

Dagmar Nikles is an employee of BGFA and BGI and is primarily responsible for the day-to-day management of the Funds. Prior to joining BGI, Ms. Nikles received her Financial Risk Manager Certification and prior to that, Ms Nikles was an assistant portfolio manager and analyst at Zurich Scudder Investment from 2000 to 2002. Ms Nikles earned her B.A. degree from the University of Applied Sciences, Bern, Switzerland and her Postgraduate Diploma in Finance from the University of Melbourne, Australia.

Outlook Funds Prospectus	45

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

The increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number of a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gain and/or return of capital made by a Fund to its shareholders.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the fund.

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors

46	Outlook Funds Prospectus

include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Quantitatively Measured Risk

Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Time Horizon

An investment time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

Outlook Funds Prospectus	47

Glossary

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

48	Outlook Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

WELLS FARGO

ADVANTAGE FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275

Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at

www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO: SEC Public Reference Room Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Printed on Recycled paper

© 2005 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

RT51593 07-05

0750FIT/P604 (07/05)

ICA Reg. No. 811-09253

WELLS FARGO ADVANTAGE FUNDS

JULY 1, 2005

Prospectus

WELLS FARGO ADVANTAGE OUTLOOK FUNDSSM – ADMINISTRATOR CLASS

Wells Fargo Advantage Outlook Today FundSM

Wells Fargo Advantage Outlook 2010 FundSM

Wells Fargo Advantage Outlook 2020 FundSM

Wells Fargo Advantage Outlook 2030 FundSM

Wells Fargo Advantage Outlook 2040 FundSM

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Table of Contents	Outlook Funds

Throughout this prospectus, the Wells Fargo Advantage Outlook Today FundSM is referred to as the “Outlook Today Fund”; the Wells Fargo Advantage Outlook 2010 FundSM is referred to as the “Outlook 2010 Fund”; the Wells Fargo Advantage Outlook 2020 FundSM is referred to as the “Outlook 2020 Fund”; the Wells Fargo Advantage Outlook 2030 FundSM is referred to as the “Outlook 2030 Fund”; and the Wells Fargo Advantage Outlook 2040 FundSM is referred to as the “Outlook 2040 Fund”.

Please find Wells Fargo Advantage Funds’ Privacy Policy inside the back cover of this booklet.

Outlook Funds Overview

See the Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

The Outlook Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund’s target year.

In buying securities for each Fund, Barclays Global Fund Advisors (“BGFA”), the Funds’ investment sub-adviser, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to the indexes appropriate for each Fund. Where practicable, the Funds buy all the securities that comprise a recommended index; otherwise, the Funds buy a representative sample in an effort to match an index’s return as closely as possible. This investment model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities, and does not try to avoid individual underperforming securities, nor does it try to pick individual investments that might outperform the indexes. This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

FUND (TICKER)	OBJECTIVE

Outlook Today Fund (WFLOX)	The Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

Outlook 2010 Fund (WFLGX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

Outlook 2020 Fund (WFLPX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

Outlook 2030 Fund (WFLIX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

Outlook 2040 Fund (WFLWX)	The Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

4	Outlook Funds Prospectus

The Outlook Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks and bonds and money market instruments to capture returns and reduce risk consistent with a stated investment time horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds to reduce risk and price volatility. Funds with shorter time horizons generally have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGIES

We invest in a combination of equity and fixed income securities and money market instruments using an asset allocation strategy that is designed to maintain the lowest risk profile of all the Outlook Funds. The Outlook Today Fund continues to allocate a significant portion of its assets to stocks and bonds. On average, we expect that we will invest about 35% of the Fund’s assets in stocks, with the rest in bonds and money market instruments. As of the end of the Fund’s last fiscal year, the Outlook Today Fund held about 35% of its assets in stocks and 65% of its assets in bonds.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2010. As of the end of the Fund’s last fiscal year, the Outlook 2010 Fund held about 48% of its assets in stocks and 52% of its assets in bonds. As the stated time horizon, approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2020. As of the end of the Fund’s last fiscal year, the Outlook 2020 Fund held about 65% of its assets in stocks, 34% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2030. As of the end of the Fund’s last fiscal year, the Outlook 2030 Fund held about 79% of its assets in stocks, 20% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed income securities, and money market instruments using an asset allocation strategy designed to produce total return for investors expecting to retire or to begin to withdraw a substantial portion of their investment around the year 2040. As of the end of the Fund’s last fiscal year, the Outlook 2040 Fund held about 90% of its assets in stocks, 9% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the Fund will increasingly resemble the Outlook Today Fund.

Outlook Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the Fund descriptions beginning on page 24;

•	the “Additional Strategies and General Investment Risks” section beginning on page 34; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds; the shorter time horizon Funds, such as the Outlook Today and Outlook 2010 Funds, typically invest a majority of their assets in debt securities, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Equity Securities

The Funds invest in equity securities; the longer time horizon Funds, such as the Outlook 2030 and Outlook 2040 Funds, typically invest a majority of their assets in equity securities. Equity securities are subject to market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company, the less volatile and more liquid its stock.

Foreign Investments

Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks. Similar investments (European and Global Depositary Receipts)

6	Outlook Funds Prospectus

COMMON RISKS FOR THE FUNDS

are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Small Company Securities

Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Outlook Funds Prospectus	7

Performance History

The Funds in this Prospectus were formerly “feeder” funds in a master/feeder arrangement, whereby each Fund invested all of its assets in a corresponding “master” fund with a substantially identical investment objective and investment strategies. As of June 23, 2001, the Funds became stand-alone funds that invest directly in a portfolio of securities. The information shown below and in the financial highlights for each of the Funds includes the activity of the Fund when it was a feeder in a master/feeder arrangement. In addition, prior to April 11, 2005, the Administrator Class was named the Institutional Class.

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Outlook Today Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q2 ‘03 • 7.21%	Worst Qtr.:	Q3 ‘02 • (4.36)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares and does not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2005 was (1.62)%.

8	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	5.33%	4.21%	6.84%
Administrator Class Returns After Taxes on Distributions	4.59%	2.87%	4.73%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	3.51%	2.85%	4.64%
Russell 3000 Index (reflects no deduction for expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.82%	2.60%	4.50%
[1]	Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Administrator Class shares. Class A shares incepted March 1, 1994.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	9

Performance History

Outlook 2010 Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 9.99%	Worst Qtr.:	Q3 ‘02 • (8.55)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares and does not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2005 was (1.80)%.

10	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	6.90%	2.38%	8.44%
Administrator Class Returns After Taxes on Distributions	6.25%	1.32%	6.55%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	4.47%	1.44%	6.26%
Russell 3000 Index (reflects no deduction for expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.82%	2.60%	4.50%
[1]	Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Administrator Class shares. Class A shares incepted March 1, 1994.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	11

Performance History

Outlook 2020 Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 14.48%	Worst Qtr.:	Q3 ‘02 • (11.76)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares and does not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2005 was (1.87)%.

12	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	8.61%	0.26%	9.14%
Administrator Class Returns After Taxes on Distributions	8.07%	(0.54)%	7.28%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	5.59%	(0.20)%	6.95%
Russell 3000 Index (reflects no deduction for expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.82%	2.60%	4.50%
[1]	Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Administrator Class shares. Class A shares incepted March 1, 1994.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	13

Performance History

Outlook 2030 Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 17.93%	Worst Qtr.:	Q3 ‘02 • (13.98)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares and does not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2005 was (1.86)%.

14	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	10.27%	(0.71)%	9.91%
Administrator Class Returns After Taxes on Distributions	9.74%	(1.65)%	8.10%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	6.66%	(1.06)%	7.76%
Russell 3000 Index (reflects no deduction for expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.82%	2.60%	4.50%
[1]	Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Administrator Class shares. Class A shares incepted March 1, 1994.
[2]	Morgan Stanley Capital International/Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	15

Performance History

Outlook 2040 Fund Administrator Class Calendar Year Returns*

Best Qtr.:	Q4 ‘98 • 21.54%	Worst Qtr.:	Q3 ‘02 • (16.08)%

*	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares and does not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2005 was (2.06)%.

16	Outlook Funds Prospectus

The table below provides average annual total return information, both before and after taxes, for the Fund’s Administrator Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/04	1 year	5 years	10 years
Administrator Class Returns Before Taxes (Incept. 11/8/99)[1]	11.44%	(2.30)%	10.32%
Administrator Class Returns After Taxes on Distributions	10.98%	(2.91)%	8.53%
Administrator Class Returns After Taxes on Distributions and Sale of Fund Shares	7.43%	(2.18)%	8.13%
Russell 3000 Index (reflects no deduction for expenses or taxes)	11.95%	(1.16)%	12.01%
MSCI/EAFE Index[2] (reflects no deduction for expenses or taxes)	20.25%	(1.13)%	5.62%
LB Treasury 3-5 Year Index[3] (reflects no deduction for expenses or taxes)	2.31%	7.03%	7.11%
iMoneyNet All Taxable Money Fund Average (reflects no deduction for expenses or taxes)	0.82%	2.60%	4.50%
[1]	Returns shown for periods prior to inception reflect the performance of the Class A shares adjusted to reflect the fees and expenses of the Administrator Class shares. Class A shares incepted March 1, 1994.
[2]	Morgan Stanley Capital International Europe, Australasia and Far East Index.
[3]	Lehman Brothers U.S. Treasury 3-5 Year Index.

Outlook Funds Prospectus	17

Outlook Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (fees paid directly from your investment)

All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

	Outlook Today Fund	Outlook 2010 Fund
Management Fees[1]	0.65%	0.65%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2]	0.54%	0.49%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.19%	1.14%
Fee Waivers	0.24%	0.19%

NET EXPENSES[3]	0.95%	0.95%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for each Fund’s management fee. The management fee charged to a Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for each Fund is as follows: 0.65% for assets from $0 to $499 million; 0.60% for assets from $500 million to $999 million; 0.55% for assets from $1 billion to $2.99 billion; 0.525% for assets from $3 billion to $4.99 billion; and 0.50% for assets $5 billion and higher. Please see the Statement of Additional Information for further details.
[2]	Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
[3]	The adviser has committed through June 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund’s net operating expense ratio shown. After this time, the net operating expense ratio can only be increased with the approval of the Board of Trustees.

18	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund	Outlook 2030 Fund	Outlook 2040 Fund
0.65%	0.65%	0.65%
0.00%	0.00%	0.00%
0.48%	0.50%	0.44%

1.13%	1.15%	1.09%
0.18%	0.20%	0.14%

0.95%	0.95%	0.95%

Outlook Funds Prospectus	19

Outlook Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return, the reinvestment of all dividends and distributions, and that fund operating expenses remain the same. The fee waivers shown in the table of Annual Fund Operating Expenses are not reflected in the 3, 5 and 10 year examples. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	Outlook Today Fund	Outlook 2010 Fund
1 YEAR	$97	$97
3 YEARS	$354	$343
5 YEARS	$631	$609
10 YEARS	$1,422	$1,369

20	Outlook Funds Prospectus

Summary of Expenses

Outlook 2020 Fund	Outlook 2030 Fund	Outlook 2040 Fund
$97	$97	$97
$341	$346	$333
$605	$614	$587
$1,359	$1,380	$1,316

Outlook Funds Prospectus	21

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Key Information

Key Terms

An “asset class” is a broad category of investments such as “bonds” or “equities.” “Allocation” refers to the distribution of portfolio assets among two or more asset classes and among indexes within each asset class. The Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund’s investment objective and risk tolerance.

In this Prospectus,” we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Outlook Funds Prospectus	23

Outlook Funds

Portfolio Managers:    David Burkart, CFA; Ken Millman, CFA; Dagmar Nikles, CFA

Investment Objectives

Each Fund seeks to provide investors with an asset allocation strategy designed to maximize total return for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular Outlook Fund based on their investment time horizon.

Specifically:

•	Outlook Today Fund is managed for investors who have retired, are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

•	Outlook 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

•	Outlook 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

•	Outlook 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

•	Outlook 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

Investment Strategies

The Funds were the first funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed income securities than short-term investment goals. The allocation of each Fund gradually grows more conservative as the target year indicated in the Fund’s title approaches. You are encouraged to choose the Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

Keep in mind, however, that the target year also serves as a guide to the relative risk exposure of each Fund, where the Outlook 2040 Fund has the most aggressive asset allocation and the Outlook Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Outlook 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive Outlook Fund for a near-term investment goal.

Each Fund follows an asset allocation strategy among two broad investment classes: equities of domestic and foreign issuers and debt securities and cash in the form of money market instruments. We allocate and reallocate assets among a wide range of indexes representing U.S. and foreign common stocks and fixed income securities according to the recommended mix suitable for each Fund’s risk level. Under normal circumstances, the Outlook Today Fund will typically invest 65% of its assets in a mix of fixed income securities and 35% of its assets in equity securities as it seeks stable income production and reduced volatility. The longer time horizon Funds may invest up to 100% of their assets in stocks, but as their target year approaches, their allocation will increasingly resemble the current allocation of the Outlook Today Fund.

24	Outlook Funds Prospectus

The Outlook Today Fund seeks to maximize total return consistent with assuming the lowest risk of any Outlook series. However, unlike the remaining Outlook Funds with target dates, the Outlook Today Fund does not reduce its investment risk through time. Instead, the Fund is expected to maintain its asset allocation as mentioned on the previous page. When one of the other Outlook Funds reaches its target year, it is expected that shareholders will be asked to approve combining such Funds with the Outlook Today Fund.

Model-Driven Decisions

The Funds’ assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA’s investment professionals conduct ongoing research to enhance the model and to ensure that it is keeping pace with the world’s constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such a model.

Asset Allocation Decisions

In buying securities for each Fund, the investment model does not select individual companies. Instead, the model selects a mix of indexes by measuring their risk levels and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics. The model then allocates a portion of each Fund’s assets to each index appropriate for each Fund. Where practicable, each Fund buys all the securities that comprise a recommended index; otherwise, the Fund buys a representative sample in an effort to match an index’s return as closely as possible. The model focuses on the selection of indexes or asset classes rather than the expected performance of individual securities.

This strategy stems from the belief that asset allocation decisions—which investment categories you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

Risk Tolerance

Two general rules of investing have shaped the Funds’ strategies:

•	Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment’s potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

•	Generally, the longer an investor’s investment time horizon, the greater the investor’s risk tolerance. The investor’s investments have more time to recoup their losses.

The Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund

Outlook Funds Prospectus	25

Outlook Funds

systematically reduces the level of risk. This systematic shift toward more stable investments should help secure the value of your Outlook investment as the time nears for you to begin drawing on it.

After a Fund Reaches its Target Year

By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a significant portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 35% of the Fund’s assets will be invested in stocks, with the remainder in debt securities and money market instruments.

Permitted Investments

All of the Funds seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes:

•	The Russell 1000 Growth Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;

•	The Russell 1000 Value Index, which consists primarily of large-capitalization U.S. stocks with lower than average price-to-book ratios;

•	The Russell 2000 Growth Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;

•	The Russell 2000 Value Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios; and

•	The Morgan Stanley Capital International/Europe, Australasia and Far East Index, which consists primarily of foreign stocks.

We seek exposure to the U.S. fixed income markets by investing in securities representative of the Lehman Brothers U.S. Treasury 3-5 Year Index, which consists primarily of public obligations of the U.S. Treasury with a maturity from 3 up to (but not including) 5 years.

We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. In addition, under normal market circumstances, we may invest in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks.

We are not required to keep a minimum investment in any of the indexes, nor are we prohibited from investing substantially all of our assets in a single asset class. The asset allocation may shift at any time.

26	Outlook Funds Prospectus

Portfolio Allocations

As of February 28, 2005, the Fund’s most recent fiscal year end, each Fund’s asset weighting was as follows:

ASSET CLASS	OUTLOOK TODAY FUND	OUTLOOK 2010 FUND	OUTLOOK 2020 FUND	OUTLOOK 2030 FUND	OUTLOOK 2040 FUND
Money Market Instruments	0%	0%	1%	1%	1%
Bonds	65%	52%	34%	20%	9%
Domestic Large Cap Equity	22%	32%	44%	56%	64%
Domestic Small Cap Equity	5%	5%	5%	5%	6%
Foreign Equity	8%	11%	16%	18%	20%

Portfolio Management

BGFA applies a scientific approach to investing through the use of an asset allocation model. BGFA’s Portfolio Managers conduct ongoing research to enhance the model.

Important Risk Factors

The Funds are primarily subject to the risks described under “Common Risks for the Funds” on page 6. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

You should consider these risks, along with the “Additional Strategies and General Investment Risks” section beginning on page 34. These considerations are all important to your investment choice.

Outlook Funds Prospectus	27

Outlook Funds

This table is intended to help you understand the Fund’s Administrator class financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with their report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK TODAY FUND ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON NOV. 8, 1999

For the period ended:	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
Net asset value, beginning of period	$10.33	$9.10	$9.94	$10.08	$10.36
Income from investment operations:
Net investment income (loss)	0.21	0.19	0.23	0.30	0.36
Net realized and unrealized gain (loss) on investments	0.06	1.23	(0.66)	(0.07)	0.25
Total from investment operations	0.27	1.42	(0.43)	0.23	0.61
Less distributions:
Distributions from net investment income	(0.20)	(0.19)	(0.25)	(0.31)	(0.33)
Distributions from net realized capital gain	(0.03)	0.00	(0.16)	(0.06)	(0.56)
Return of capital	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.23)	(0.19)	(0.41)	(0.37)	(0.89)
Net asset value, end of period	$10.37	$10.33	$9.10	$9.94	$10.08
Total return[1]	2.60%	15.73%	(4.32)%	2.40%	5.94%
Ratios/supplemental data:
Net assets, end of period (000s)	$12,989	$12,410	$8,732	$9,052	$3,954
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.97%	0.97%	1.00%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets	2.04%	1.89%	2.42%	3.06%	3.88%
Portfolio turnover rate[3]	106%	33%	53%	51%	58%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	1.01%	1.03%	1.17%	1.29%	1.16%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
[4]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Formerly named the Institutional Class.

28	Outlook Funds Prospectus

Financial Highlights

OUTLOOK 2010 FUND ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON NOV. 8, 1999

Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
$12.32	$10.33	$11.75	$12.32	$12.95

0.22	0.19	0.21	0.29	0.33

0.24	1.99	(1.33)	(0.43)	(0.12)
0.46	2.18	(1.12)	(0.14)	0.21

(0.21)	(0.19)	(0.24)	(0.30)	(0.33)
0.00	0.00	(0.06)	(0.13)	(0.51)
0.00	0.00	0.00	0.00	0.00
(0.21)	(0.19)	(0.30)	(0.43)	(0.84)
$12.57	$12.32	$10.33	$11.75	$12.32
3.81%	21.33%	(9.60)%	(1.14)%	1.52%

$68,055	$63,530	$42,649	$36,548	$22,299

0.97%	0.96%	1.00%	1.03%	1.04%

1.82%	1.66%	1.98%	2.48%	3.03%
81%	31%	65%	39%	54%

0.97%	1.00%	1.05%	1.21%	1.08%

Outlook Funds Prospectus	29

Outlook Funds	Financial Highlights

This table is intended to help you understand the Fund’s Administrator class financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with their report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2020 FUND ADMINISTRATOR CLASS[5] SHARES—COMMENCED ON NOV. 8, 1999

For the period ended:	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
Net asset value, beginning of period	$13.10	$10.47	$12.42	$13.42	$14.89
Income from investment operations:
Net investment income (loss)	0.22	0.18	0.17	0.16	0.24
Net realized and unrealized gain (loss) on investments	0.45	2.62	(1.94)	(0.87)	(0.72)
Total from investment operations	0.67	2.80	(1.77)	(0.71)	(0.48)
Less distributions:
Distributions from net investment income	(0.19)	(0.17)	(0.18)	(0.18)	(0.23)
Distributions from net realized capital gain	0.00	0.00	0.00	(0.11)	(0.74)
Return of capital	0.00	0.00	0.00	0.00	(0.02)
Total from distributions	(0.19)	(0.17)	(0.18)	(0.29)	(0.99)
Net asset value, end of period	$13.58	$13.10	$10.47	$12.42	$13.42
Total return[1]	5.17%	26.96%	(14.35)%	(5.30)%	(3.58)%
Ratios/supplemental data:
Net assets, end of period (000s)	$131,133	$116,214	$89,948	$94,895	$64,541
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.97%	0.96%	1.00%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets	1.61%	1.48%	1.46%	1.60%	1.93%
Portfolio turnover rate[3]	60%	31%	62%	29%	39%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	0.98%	0.99%	1.01%	1.18%	1.04%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
[4]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Formerly named the Institutional Class.

30	Outlook Funds Prospectus

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Outlook Funds

This table is intended to help you understand the Fund’s Administrator class financial performance for the past 5 years (or for the life of the Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with their report and each Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	OUTLOOK 2030 FUND ADMINISTRATOR CLASS[6] SHARES—COMMENCED ON NOV. 8, 1999

For the period ended:	Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
Net asset value, beginning of period	$13.65	$10.57	$13.45	$15.24	$17.07
Income from investment operations:
Net investment income (loss)	0.21	0.18	0.14	0.15	0.17
Net realized and unrealized gain (loss) on investments	0.66	3.19	(2.41)	(1.42)	(1.16)
Total from investment operations	0.87	3.37	(2.27)	(1.27)	(0.99)
Less distributions:
Distributions from net investment income	(0.19)	(0.17)	(0.16)	(0.16)	(0.17)
Distributions from net realized capital gain	0.00	(0.12)	(0.45)	(0.36)	(0.67)
Return of capital	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.19)	(0.29)	(0.61)	(0.52)	(0.84)
Net asset value, end of period	$14.33	$13.65	$10.57	$13.45	$15.24
Total return[1]	6.42%	32.13%	(17.10)%	(8.47)%	(6.08)%
Ratios/supplemental data:
Net assets, end of period (000s)	$65,968	$56,586	$35,203	$30,749	$19,156
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.96%	0.96%	1.00%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets	1.47%	1.46%	1.17%	1.05%	1.27%
Portfolio turnover rate[3]	48%	27%	68%	27%	27%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,4]	0.98%	1.00%	1.07%	1.24%	1.05%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	For activity prior to June 23, 2001, ratios include income earned and expenses charged to the master portfolio.
[3]	For activity prior to June 23, 2001, the portfolio turnover rate reflects activity by the master portfolio.
[4]	During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
[5]	Calculated based upon average shares outstanding.
[6]	Formerly named the Institutional Class.

32	Outlook Funds Prospectus

Financial Highlights

OUTLOOK 2040 FUND ADMINISTRATOR CLASS[6] SHARES—COMMENCED ON NOV. 8, 1999

Feb. 28, 2005	Feb. 29, 2004	Feb. 28, 2003	Feb. 28, 2002	Feb. 28, 2001
$14.59	$10.77	$13.71	$15.64	$18.90

0.19[5]	0.16[5]	0.12[5]	0.07	0.07
0.88	3.81	(2.85)	(1.82)	(1.99)
1.07	3.97	(2.73)	(1.75)	(1.92)

(0.18)	(0.15)	(0.12)	0.00	(0.05)
0.00	0.00	(0.09)	(0.18)	(1.29)
0.00	0.00	0.00	0.00	0.00
(0.18)	(0.15)	(0.21)	(0.18)	(1.34)
$15.48	$14.59	$10.77	$13.71	$15.64
7.35%	37.06%	(20.02)%	(11.22)%	(10.80)%

$42,700	$33,396	$29,829	$33,976	$31,613

0.95%	0.96%	1.00%	1.02%	1.04%
1.31%	1.29%	0.96%	0.54%	0.46%
29%	18%	54%	14%	20%
0.95%	1.01%	1.03%	1.22%	1.07%

Outlook Funds Prospectus	33

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Advantage FundsSM. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	The Funds that invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•	Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivative” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•	Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

34	Outlook Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Foreign Investment Risk—The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower or greater than expected, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Outlook Funds Prospectus	35

Additional Strategies and General Investment Risks

Small Company Investment Risk—The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” section on page 27 for additional information. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

36	Outlook Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objectives and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Borrowing Policies The ability to borrow money for temporary purposes (e.g., to meet shareholder redemptions).	Leverage Risk
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought and sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage, and Credit Risk
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.	Liquidity Risk

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits
(currently one-third of total assets, including the value of collateral received).

Credit, Counter-Party and Leverage Risk
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt, or receivables held in trust.	Interest Rate, Credit and Prepayment/Extension Risk

Options

The right to buy or sell a security based on an agreed upon price at a specified time.
Types of options used may include: options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio value.

Credit, Leverage and Liquidity Risk

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Market Risk

Outlook Funds Prospectus	37

Additional Strategies and General Investment Risks

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Privately Issued Securities Securities that are not publicly traded but which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.	Liquidity Risk
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk

38	Outlook Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (“the Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the adviser, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Barclays Global Fund Advisors 45 Fremont Street, San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

Outlook Funds Prospectus	39

Organization and Management of the Funds

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of March 31, 2005, Funds Management managed over $100 billion in mutual fund assets.

The Sub-Adviser

Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), and an indirect subsidiary of Barclays Bank, PLC, is the sub-adviser for each of the Funds. In this capacity, BGFA invests the Funds’ assets according to an asset allocation model. As of March 31, 2005, BGI and its affiliates managed or provided investment advice for assets aggregating in excess of $1.3 trillion.

BGFA is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for the Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of the Funds pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and distribution disbursing services to the Funds.

40	Outlook Funds Prospectus

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form by the transfer agent. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when a Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’ liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests the transfer agent receives in proper form before this time are processed the same day. Requests the transfer agent receives after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays generally include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Outlook Funds Prospectus	41

Your Account

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

•	Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics;

•	All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks;

•	Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund’s determination, adversely impact the normal management or operations of the Fund; and

•	The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The following investors are eligible to purchase Administrator Class shares:

•	Employee benefit plan programs that have at least $10 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset based fee;

•	Registered investment adviser account programs that charge an asset based fee;

•	Section 529 plans;

•	Fund of Funds managed by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM and Wells Fargo Advantage Life Stage PortfoliosSM);

•	Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

•	Institutions who invest a minimum initial amount of $1 million in a Fund; and

•	Under certain circumstances and for certain groups as detailed in the Funds’ Statement of Additional Information.

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds’ distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options

42	Outlook Funds Prospectus

How to Buy Shares

to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds’ Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front, ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds’ distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds’ distributor or its affiliates, subject to applicable NASD regulations.

Outlook Funds Prospectus	43

Your Account	How to Sell Shares

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times listed in the “Pricing Fund Shares” section are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

44	Outlook Funds Prospectus

Exchanges

Exchanges between Wells Fargo Advantage Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment.

•	You should carefully read the prospectus for the Fund into which you wish to exchange.

•	Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

•	Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds’ policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Outlook Funds Prospectus	45

Funds Management’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may follow policies that are different from the Funds’ policy. As a result, Funds Management’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

46	Outlook Funds Prospectus

Other Information

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Outlook Funds Prospectus	47

Other Information

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information.

Householding

To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

Transaction Authorizations

The Funds generally require Institutions to transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number) and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

48	Outlook Funds Prospectus

Portfolio Managers

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

David Burkart, CFA

Outlook Today Fund since 2000

Outlook 2010 Fund since 2000

Outlook 2020 Fund since 2000

Outlook 2030 Fund since 2000

Outlook 2040 Fund since 2000

David Burkart is an employee of BGFA and BGI and is primarily responsible for the day-to-day management of the Funds. Mr. Burkart joined BGFA as a portfolio manager within the Asset Allocation Group in August 2000. Mr. Burkart is senior portfolio manager and team leader for the Asset Allocation Group, focusing on derivative overlays, customized risk-return strategies and commingled international funds. Prior to joining BGFA, David worked at Gap Inc. in international treasury and corporate finance. Mr. Burkart earned his B.A. degree in Economics from University of California at Santa Barbara, his M.A. degree in Foreign Affairs from the University of Virginia and his M.B.A. degree from the Wharton School of Business at the University of Pennsylvania.

Ken Millman, CFA

Outlook Today Fund since 2000

Outlook 2010 Fund since 2000

Outlook 2020 Fund since 2000

Outlook 2030 Fund since 2000

Outlook 2040 Fund since 2000

Ken Millman is an employee of BGFA and BGI and is primarily responsible for the day-to-day management of the Funds. Prior to joining BGI in 2000, Mr. Millman received his B.S. degree in business administration from California Polytechnic State University, San Luis Obispo.

Dagmar Nikles, CFA

Outlook Today Fund since 2003

Outlook 2010 Fund since 2003

Outlook 2020 Fund since 2003

Outlook 2030 Fund since 2003

Outlook 2040 Fund since 2003

Dagmar Nikles is an employee of BGFA and BGI and is primarily responsible for the day-to-day management of the Funds. Prior to joining BGI, Ms. Nikles received her Financial Risk Manager Certification and prior to that, Ms Nikles was an assistant portfolio manager and analyst at Zurich Scudder Investment from 2000 to 2002. Ms Nikles earned her B.A. degree from the University of Applied Sciences, Bern, Switzerland and her Postgraduate Diploma in Finance from the University of Melbourne, Australia.

Outlook Funds Prospectus	49

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

American Depositary Receipts (“ADRs”)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation

The increase in the value of a security. See also “total return.”

Capitalization

When referring to the size of a company, capitalization means the total number a company’s outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company’s size and is sometimes referred to as “market capitalization.”

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized net capital gain and/or return of capital made by a Fund to its shareholders.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Electronic Funds Transfer

A process used to transfer funds electronically, rather than by check. Also called Automated Clearing House (ACH).

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the fund.

50	Outlook Funds Prospectus

Institution

Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the distributor to offer a Fund’s shares through a particular investment product, program or account for which such broker-dealer or adviser will charge a fee.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of outstanding shares.

Options

An option is the right or obligation to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Quantitatively Measured Risk

Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds’ distributors allowing the agent to sell a Fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the Social Security Number for an individual or the Employer Identification Number for a corporation.

Outlook Funds Prospectus	51

Glossary

Time Horizon

An investment time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

Total Return

The annual return on an investment, including capital appreciation and distributions. Total return calculations assume reinvestment of all distributions, reflect fee waivers and exclude sales loads.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

52	Outlook Funds Prospectus

Please find Wells Fargo Advantage Funds’ Privacy Policy inside this back cover.

Wells Fargo

Advantage Funds

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266 Email: wfaf@wellsfargo.com

Retail Investment Professionals: 888-877-9275 Institutional Investment Professionals: 866-765-0778

Web site: www.wellsfargo.com/advantagefunds

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE: Call: 1-800-222-8222, or visit our Web site at www.wellsfargo.com/advantagefunds

Write to:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-0102; or by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 or 1-202-942-8090 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Printed on Recycled paper

© 2005 Wells Fargo Funds Management, LLC. All rights reserved.

RT51592 07-05 0750FAM/P603 (07/05) ICA Reg. No. 811-09253

www.wellsfargo.com/advantagefunds

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

Dated July 1, 2005

WELLS FARGO ADVANTAGE OUTLOOK TODAY FUNDSM

WELLS FARGO ADVANTAGE OUTLOOK 2010 FUNDSM

WELLS FARGO ADVANTAGE OUTLOOK 2020 FUNDSM

WELLS FARGO ADVANTAGE OUTLOOK 2030 FUNDSM

WELLS FARGO ADVANTAGE OUTLOOK 2040 FUNDSM

Class A, Class B, Class C, Administrator Class and Institutional Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about five funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the Wells Fargo Advantage Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 and Outlook 2040 Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

Funds	A, B and/or C	Administrator	Institutional
Outlook Today Fund	•	•	•
Outlook 2010 Fund	•	•	•
Outlook 2020 Fund	•	•	•
Outlook 2030 Fund	•	•	•
Outlook 2040 Fund	•	•	•

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (“Prospectuses”) dated July 1, 2005. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and report of independent registered public accounting firm for the year ended February 28, 2005 are hereby incorporated by reference to the Funds’ Annual Report. The Prospectuses and Annual Report may be obtained without charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or by writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266.

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HISTORICAL FUND INFORMATION

The Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex following the merger of the advisers’ parent companies. On March 25, 1999, the Board of Trustees of Stagecoach Trust and the Board of Trustees of the Trust (the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Stagecoach Trust portfolios to the Funds (the “Reorganization”). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

Effective May 1, 2001, the name of each Fund was changed as follows:

Prior Name	Name Effective May 1, 2001
LifePath Opportunity Fund	Outlook Today Fund
LifePath 2010 Fund	Outlook 2010 Fund
LifePath 2020 Fund	Outlook 2020 Fund
LifePath 2030 Fund	Outlook 2030 Fund
LifePath 2040 Fund	Outlook 2040 Fund

Effective June 23, 2001, each Fund withdrew its investment from its respective Barclays Global Fund Advisors (“BGFA”)-advised master portfolio, and converted into a stand-alone Fund investing directly in a portfolio of securities. At that time, BGFA became the direct investment adviser to each stand-alone Fund pursuant to an interim advisory agreement, and was entitled to receive fees at the same annual rates as were applicable under the advisory contract with each BGFA-advised Master Portfolio. At the special meetings of shareholders held on October 19, 2001, shareholders approved new investment advisory and sub-advisory arrangements, with Wells Fargo Funds Management, LLC (“Funds Management”) as adviser and BGFA as sub-adviser.

The Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 and Outlook 2040 Funds commenced operations on November 8, 1999, as successors to the LifePath Funds of Stagecoach Trust. The predecessor Stagecoach Trust LifePath Funds offered Class A, Class B, and Class C shares. The Class B shares of the LifePath Opportunity Fund commenced operations on August 1, 1998, and the Class C shares of the LifePath 2040 Fund commenced operations on July 1, 1998. The Class B shares of all other LifePath Funds commenced operations on March 1, 1997. The Class C shares of all other LifePath Funds commenced operations on December 1, 1998. The Administrator Class shares commenced operations on November 8, 1999 and the Institutional Class shares commenced operations on June 30, 2004. Prior to June 24, 1998, the LifePath Opportunity Fund of Stagecoach Trust was named the LifePath 2000 Fund.

Asset Allocation Strategy — Investment Models

The Funds seek to provide investors with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. The Funds invest in a wide range of U.S. and foreign equity securities, including American Depositary Receipts of foreign securities, debt securities and money market instruments. Each Fund, except the Outlook Today Fund, is managed for investors planning to retire or to begin to withdraw substantial portions of their investment approximately in the year stated in the title of the Fund in which they invest (e.g., investors in the Outlook 2010 Fund plan to retire, or begin to withdraw substantial portions of their investment, in the year 2010). The Outlook Today Fund is managed for investors who are retired, or are planning to retire or will begin to withdraw substantial portions of their investment in the near future.

To manage the Funds, BGFA employs a proprietary investment model (the “Model”) that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Funds invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance. The Model, which is continually refined and enhanced, evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each Outlook Fund as time passes. The Funds may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time.

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The Model has broad latitude to allocate the Funds’ investments among a wide range of asset classes, including, among others, equity securities, debt securities and money market instruments. The Funds are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. The portfolio of investments of each Fund is compared from time to time to the Model’s recommended allocation. Recommended reallocations are implemented subject to BGFA’s assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective Fund’s investment performance. BGFA manages other portfolios that also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of the Funds. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various portfolios, timing differences in the implementation of the Model’s recommendations and differences in expenses and liquidity requirements. The overall management of each Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA’s investment committee.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

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Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies which may be changed by the Board of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) (i) for bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

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Asset-Backed Securities

The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on all amounts realized on the sale of such securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record-keeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

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Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and are issued by companies that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund’s net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or unrated but determined by the adviser to be of comparable quality.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading “Futures Contracts and Options Transactions” below.

A Fund often invests in derivative securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these

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structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s and “BBB” by S&P and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated “BBB” by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations, such as demand notes, and bonds and certificates of participation in such obligations. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate,

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such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. No Fund will invest more than 15% of the value of its net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, if an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Foreign Obligations and Securities

The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds invest in securities of foreign issuers through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) of such issuers. ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each Fund may invest in ADRs, EDRs, CDRs and GDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governments, their political subdivisions, agencies or instrumentalities that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

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Foreign Currency Transactions. The Funds may enter into foreign currency exchange contracts (“forward contracts”) to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

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The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

Initially, when purchasing or selling futures contracts a Fund will be required to deposit with the Custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin”, to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have

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been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund’s Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

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Below is a description of some of the types of options in which certain Funds may invest.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of its commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may not invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

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Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” or “A-1—” by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Fund.

Collateralized Mortgage Obligations (“CMOs”). The Fund may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). The Fund may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while-e FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Fund may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

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Mortgage Participation Certificates. The Fund also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Fund’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, generally up to the limits prescribed by Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund’s investment in such securities currently is generally limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund’s net assets with respect to any one investment company and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

Participation Interests

Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Pass-Through Obligations

The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

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Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds’ disposition of the security may be delayed or limited.

The Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer. A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before

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the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In the view of the SEC, a short sale involves the creation of a senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Short-Term Corporate Debt Instruments

The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least “Aa” by Moody’s or “AA” by S&P.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading

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market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectuses and in this SAI. The ratings of Moody’s and S&P are more fully described in the attached Appendix.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

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Nationally Recognized Statistical Ratings Organizations (“NRSROs”)

The ratings of Moody’s, S&P, and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation. The ratings of Moody’s and S&P are more fully described in the Appendix.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 138 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustee.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 62	Trustee, since 1987	Associate Professor of Finance, Wake Forest University, Calloway School of Business and Accountancy.	None

Peter G. Gordon, 62	Trustee, since 1998; (Chairman, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	None

Richard M. Leach, 71	Trustee, since 1987	Retired. President of Richard M. Leach Associates (a financial consulting firm).	None

Timothy J. Penny, 53	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	None

Donald C. Willeke, 65	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	None

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INTERESTED[2] TRUSTEE

J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	None

OFFICERS

Karla M. Rabusch, 46	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. DeAngelo, 36	Treasurer, since 2003	Senior Vice President of Wells Fargo Bank, N.A. and Senior Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 45	Secretary, since 2000	Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
[2]	Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Trust’s Nominating and Governance Committee and Audit Committee.

(1) Nominating and Governance Committee. Whenever a vacancy occurs on the Board, the Nominating and Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and

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persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating and Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating and Governance Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Nominating and Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2005, each Trustee received an annual retainer (payable quarterly) of $56,000 from the Fund Complex, and also received a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee plus a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2005, each Trustee receives an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also receives a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex receives an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended February 28, 2005, the Trustees received the following compensation:

Compensation Table

Year Ended February 28, 2005

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$97,500
Peter G. Gordon	$110,000
Richard M. Leach	$97,500
Timothy J. Penny	$97,500
Donald C. Willeke	$97,500
INTERESTED TRUSTEES
Robert C. Brown*	$90,833
J. Tucker Morse	$90,833

*	Retired as of April 5, 2005.

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2004, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2004

Trustee	Dollar Range of Equity Securities in the Funds					Aggregate Dollar Range of Equity Securities of Fund Complex*
	Outlook Today	Outlook 2010	Outlook 2020	Outlook 2030	Outlook 2040
INDEPENDENT TRUSTEES
Thomas S. Goho	B	B	0	0	0	D
Peter G. Gordon	0	0	0	0	0	D
Richard M. Leach	0	0	0	0	0	D
Timothy J. Penny	0	0	0	0	0	D
Donald C. Willeke	0	0	0	0	0	D
INTERESTED TRUSTEE
J. Tucker Morse	0	0	0	0	0	D

*	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 138 funds).

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “adviser” and collectively, “advisers”), a description of the quality and nature of the services provided by the advisers.

Before approving an Advisory Agreement with an adviser, the Board reviewed a detailed profitability analysis of the adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a “Peer Group,” a group of funds that was similar to the specific Fund, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the adviser’s background and services that it provides to the Funds. The Board discussed the fact that the adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser. The Board recognized that the adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the advisers compliance procedures including the advisers’ internal compliance policies relating to the respective codes of ethics and the advisers’ policies on personal trading, internal

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compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and record-keeping systems of the advisers, and other activities and clients of the advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each adviser, and the level of attention given to the Funds by such persons. In evaluating the advisers, the Board recognized that the advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary adviser through its relationship with the sub-adviser (e.g. float income received by the adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary adviser that provide services to the Funds). The Board analyzed the degree to which the sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which the sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the advisers; (ii) the scope of each adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. Prior to August 1, 2004, Funds Management was entitled to receive as compensation for its advisory services a monthly fee at the annual rate of 0.70% of each Fund’s average daily net assets. Effective August 1, 2004, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee
Outlook Today Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

Outlook 2010 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

Outlook 2020 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

Outlook 2030 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

Outlook 2040 Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50	% % % % %

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Advisory Fees Paid. For the fiscal year ends shown in the table below, the Funds paid the following advisory fees, and the investment adviser waived or reimbursed the indicated fees:

Fund	Year Ended 2/28/2005		Year Ended 2/29/2004		Year Ended 2/28/2003
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Outlook Today Fund	$546,982	$65,128	$472,881	$83,893	$253,741	$243,930
Outlook 2010 Fund	$1,263,771	$50,857	$1,104,629	$115,451	$857,441	$277,545
Outlook 2020 Fund	$2,000,358	$129,331	$1,755,631	$138,391	$1,487,175	$305,148
Outlook 2030 Fund	$1,256,626	$78,111	$1,021,636	$108,409	$680,214	$332,187
Outlook 2040 Fund	$1,556,506	$31,521	$1,337,570	$169,251	$1,075,896	$532,939

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

BGFA, a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI” or the “Sub-Adviser”), and an indirect subsidiary of Barclays Bank, PLC, is the sub-adviser for each of the Funds. BGFA makes recommendations regarding the investment and reinvestment of the Funds’ assets pursuant to an asset allocation model, furnishes to Funds Management periodic reports on the investment activity and performance of the Funds, and furnishes such additional reports and information as Funds Management and the Trust’s Trustees and Officers may reasonably request. As compensation for its sub-advisory services, BGFA is entitled to receive monthly fees at the annual rate of 0.25% on the first $100 million, 0.20% on the next $100 million, and 0.15% on all amounts in excess of $200 million.

Unaffiliated Sub-Adviser. For the fiscal year ends indicated below, the Funds paid to BGFA, an unaffiliated sub-adviser, the following sub-advisory fees:

Fund	Year Ended 2/28/2005		Year Ended 2/29/2004		Year Ended 2/28/2003
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Outlook Today Fund	$211,804	$0	$199,294	$0	$177,739	$0
Outlook 2010 Fund	$408,717	$0	$399,501	$0	$374,282	$0
Outlook 2020 Fund	$578,445	$0	$557,128	$0	$534,069	$0
Outlook 2030 Fund	$411,684	$0	$373,710	$0	$340,097	$0
Outlook 2040 Fund	$467,742	$0	$473,246	$0	$494,355	$0

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Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of February 28, 2005 for the portfolio managers. These portfolio managers (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds on a day-to-day basis as follows.

Fund	Sub-Adviser	Portfolio Managers
Outlook Today Fund	BGFA	David Burkart, CFA
Outlook 2010 Fund		Ken Millman, CFA
Outlook 2020 Fund		Dagmar Nikles, CFA
Outlook 2030 Fund
Outlook 2040 Fun

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Asset Managed	Number of Accounts	Total Asset Managed	Number of Accounts	Total Asset Managed
BGFA
David Burkart, CFA	10	$3,406,717,458	50	$4,272,791,910	10	$139,806,478
Ken Millman, CFA	10	$3,406,717,458	55	$7,502,510,601	14	$189,243,645
Dagmar Nikles, CFA	10	$3,406,717,458	55	$7,502,510,601	5	$23,564,198

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

None of the above accounts that are managed by the Portfolio Managers pay an advisory fee based on performance of such account.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

BGFA. Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by

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either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to transform independently maintained indexes. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. As of February 28, 2005, none of the above accounts that are managed by the Portfolio Managers pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services, but may do so at some future time. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers favoring those portfolios or accounts with incentive-based fee arrangements.

Compensation. The Funds’ portfolio managers were compensated using the following compensation structures:

BGFA Compensation. Each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. The Portfolio Manager’s salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the BGI companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

Beneficial Ownership in the Funds. The table below shows for each Portfolio Manager the amount of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

0	= $0
A	= $1 - $10,000
B	= $10,001 - $50,000
C	= $50,001 - $100,000
D	= $100,001 - $500,000
E	= $500,001 - $1,000,000
F	= over $1,000,000

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Beneficial Equity Ownership in the Funds

Portfolio Manager	Outlook Today Fund	Outlook 2010 Fund	Outlook 2020 Fund	Outlook 2030 Fund	Outlook 2040 Fund
BGFA
David Burkart, CFA	0	0	0	0	0
Ken Millman, CFA	0	0	0	0	0
Dagmar Nikles, CFA	0	0	0	0	0

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

	Fee Prior to 8/1/04	Fee Effective 8/1/04
Fund Level	0.05%	0-4.99B 5-9.99B >9.99B	0.05 0.04 0.03	% % %
Class A, Class B, and Class C Shares	0.33%		0.28%
Administrator Class Shares	0.25%		0.20%
Institutional Class Shares	0.15%		0.10%

Administrative Fees Paid. For the fiscal year ends indicated below, the Funds paid Funds Management the following administrative fees:

Fund	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03
Outlook Today Fund (Fund Level)	$45,953	$39,769	$106,644
Class A	$110,277	102,341	*
Class B	$59,438	$59,837	*
Class C	$40,225	$30,688	*
Administrator Class	$29,699	$21,317	*
Institutional Class	$2,079	N/A	N/A

Outlook 2010 Fund (Fund Level)	$98,642	$87,149	$243,211
Class A	$236,637	$218,894	*
Class B	$83,710	$96,677	*

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Fund	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03
Class C	$19,253	$19,575	*
Administrator Class	$135,969	$109,204	*
Institutional Class	$8,014	N/A	N/A

Outlook 2020 Fund (Fund Level)	$160,017	$135,287	$384,069
Class A	$394,275	$350,885	*
Class B	$79,185	$90,277	*
Class C	$16,789	$18,907	*
Administrator Class	$259,067	$212,529	*
Institutional Class	$15,411	N/A	N/A

Outlook 2030 Fund (Fund Level)	$100,248	$80,717	$216,943
Class A	$292,589	$259,520	*
Class B	$50,753	$58,266	*
Class C	$12,099	$11,584	*
Administrator Class	$129,111	$87,606	*
Institutional Class	$8,997	N/A	N/A

Outlook 2040 Fund (Fund Level)	$119,156	$107,630	$344,750
Class A	$441,242	$374,803	*
Class B	$90,690	$124,528	*
Class C	$12,281	$12,085	*
Administrator Class	$78,651	$65,223	*
Institutional Class	$4,625	N/A	N/A

*	For the fiscal year ended February 29, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.

Distributor

Wells Fargo Funds Distributor, LLC (the “Distributor”), located at 525 Market Street, San Francisco, California 94105, serves as the distributor for the Funds. Prior to April 11, 2005, Stephens, Inc. (“Stephens”), located at 111 Center Street, Little Rock, Arkansas 72201, served as Distributor for the Funds’ shares.

The Funds have adopted a distribution plan (“Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares pay the Distributor an annual fee of 0.75% paid monthly based on the average daily net assets attributable to the Fund, as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Distributor has entered, and Stephens previously entered, into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign, and Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

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For the fiscal year ended February 28, 2005, the Funds paid Stephens, pursuant to the Plan, the following fees for distribution-related expenses:

Fund	Total	Printing & Mailing	Advertising	Compensation to Underwriters	Compensation to Br/Dlrs.	Other (B Shr. Fin.)
Outlook Today
Class B	$159,208	N/A	N/A	N/A	N/A	$159,208
Class C	$107,745	N/A	N/A	$57,939	$49,806	N/A

Outlook 2010
Class B	$224,222	N/A	N/A	N/A	N/A	$224,222
Class C	$51,570	N/A	N/A	$32,514	$19,056	N/A

Outlook 2020
Class B	$212,104	N/A	N/A	N/A	N/A	$212,104
Class C	$44,971	N/A	N/A	$31,874	$13,097	N/A

Outlook 2030
Class B	$135,946	N/A	N/A	N/A	N/A	$135,946
Class C	$32,408	N/A	N/A	$26,281	$6,127	N/A

Outlook 2040
Class B	$242,921	N/A	N/A	N/A	N/A	$242,921
Class C	$32,897	N/A	N/A	$16,663	$16,234	N/A

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have indirect financial interests in the operation of the Plans. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling agents may receive significant additional payments directly from the Adviser, Administrator, or Distributor in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e.,

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lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

For providing these services, a Shareholder Servicing Agent is entitled to a fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, and Administrator Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive 0.02% of the average daily net assets of each Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset- Based Fees
0-85B	0.0051%
>85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

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Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, a monthly multiple class fee per Fund of $500 per class beyond the first class of shares and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Effective April 11, 2005, the Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Stephens previously served as the principal underwriter distributing securities of the Funds on a continuous basis. For the Funds’ past three fiscal years, the aggregate dollar amount of underwriting commissions paid and retained by Stephens are as follows:

Year Ended 2/28/2005		Year Ended 2/29/2004		Year Ended 2/28/2003
Paid	Retained	Paid	Retained	Paid	Retained
$528,150	$79,693	$505,439	$83,975	$211,677	$35,583

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of the Funds is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in

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deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and, under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by the SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge As % of Public Offering Price	Front-End Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%

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Amount of Purchase	Front-End Sales Charge As % of Public Offering Price	Front-End Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of the original purchase.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All existing shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of the class of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemption proceeds may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors’ Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No contingent deferred sales charge is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (“IRA”), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Sub-Adviser is responsible for each Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and

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financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, affiliated brokers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds. BGFA does not engage in directed brokerage practices.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders.

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The portfolio turnover rate for the Funds varied significantly over the past two fiscal years. Portfolio turnover rates for the fiscal year ended February 28, 2005 increased as compared to the previous fiscal year ended February 29, 2004 primarily due to the rebalancing of each Fund’s holdings to specifically track different indices, in particular, benchmark changes for the fixed income portion of the Funds. The turnover for the more conservative Fund portfolios, which hold a greater proportion of their assets in fixed income, increased more than the turnover of the more aggressive Fund portfolios, such as the Wells Fargo Outlook 2040 Fund.

Brokerage Commissions. For the last three fiscal years, the Funds paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	FYE 2/28/05*	FYE 2/29/04*	FYE 2/28/03
Outlook Today	$16,753.03	$8,965.55	$14,546.79
Outlook 2010	$32,987.31	$29,599.36	$63,464.45
Outlook 2020	$83,377.08	$41,988.73	$81,710.69
Outlook 2030	$51,517.48	$37,009.03	$48,840.86
Outlook 2040	$49,940.76	$41,133.72	$85,069.14

*	The change in portfolio turnover rate led to the decrease in brokerage commissions for the fiscal year ended February 29, 2004. Total commissions for the fiscal year ended February 28, 2005 increased primarily due to the benchmark changes for the fixed income portion of the Funds.

Affiliated Brokers. For the fiscal years 2003, 2004 and 2005 the Funds did not effect securities transactions through an affiliated broker.

Securities of Regular Broker-Dealers. As of February 28, 2005, the Funds held securities of their regular broker-dealers as indicated in the amounts shown below:

Fund	Broker/Dealer	Amount
Outlook Today	Deutsche Bank AG Citigroup Incorporated Bank Of America Corp JP Morgan Chase & Co. HSBC Holdings Plc Morgan Stanley Merrill Lynch & Co. Inc Credit Suisse Group Goldman Sachs Group Inc Lehman Brothers Holdings Inc Bear Stearns Companies Inc	$ $ $ $ $ $ $ $ $ $ $	38,095,547 427,333 334,854 234,359 198,873 107,237 96,305 64,119 59,405 47,414 20,596

Outlook 2010	Deutsche Bank AG Citigroup Incorporated Bank Of America Corp JP Morgan Chase & Co. HSBC Holdings Plc Morgan Stanley Merrill Lynch & Co. Inc	$ $ $ $ $ $ $	78,209,817 1,568,795 1,202,357 735,240 529,327 351,808 323,244

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Fund	Broker/Dealer	Amount
	Goldman Sachs Group Inc Credit Suisse Group Lehman Brothers Holdings Inc Bear Stearns Companies Inc	$ $ $ $	206,938 171,738 141,055 60,695

Outlook 2020	Morgan Stanley Bear Stearns Companies Inc Lehman Brothers Holdings Inc Deutsche Bank AG Citigroup Incorporated Bank Of America Corp JP Morgan Chase & Co. HSBC Holdings Plc Merrill Lynch & Co. Inc Credit Suisse Group Goldman Sachs Group Inc	$ $ $ $ $ $ $ $ $ $ $	64,163,045 11,126,464 9,890,676 5,398,475 3,176,673 2,451,084 1,691,900 1,119,100 694,349 450,790 434,765

Outlook 2030	Deutsche Bank AG Citigroup Incorporated Bank Of America Corp JP Morgan Chase & Co. HSBC Holdings Plc Morgan Stanley Merrill Lynch & Co. Inc Goldman Sachs Group Inc Credit Suisse Group Lehman Brothers Holdings Inc Bear Stearns Companies Inc	$ $ $ $ $ $ $ $ $ $ $	65,332,965 2,505,586 1,963,685 1,327,459 766,355 631,109 567,230 367,091 345,521 268,434 106,365

Outlook 2040	Deutsche Bank AG Citigroup Incorporated Bank Of America Corp JP Morgan Chase & Co. HSBC Holdings Plc Morgan Stanley Merrill Lynch & Co. Inc Credit Suisse Group Goldman Sachs Group Inc Lehman Brothers Holdings Inc Bear Stearns Companies Inc	$ $ $ $ $ $ $ $ $ $ $	55,514,742 3,410,358 2,546,064 1,722,199 974,579 806,448 720,593 486,809 431,283 324,510 119,400

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FUND EXPENSES

From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees, advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent registered public accounting firm, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code or 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its

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assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of February 28, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carry-Forwards
Outlook 2010	2012	$658,707
Outlook 2020	2012	$4,515,332
Outlook 2040	2011	$3,086,887
Outlook 2040	2012	$14,370,242

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

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Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into

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“straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without

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corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and

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(iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, including by individual Fund shareholders to qualify for the reduced rate of taxation. Only dividends from direct investments will qualify. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related distributions” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year, although the Funds provide no assurance they will make any such designations. Distributions made to exempt foreign shareholders attributable to net investment income from other sources,

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such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain. The Funds provide no assurance they will make any such designations.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds

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do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available annually through the Funds’ website at www.wellsfargo.com/advantagefunds and on the Commission’s website at http://www.sec.gov.

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POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings for each Fund is publicly available on the Funds’ website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day delayed basis. In addition, top ten holdings information for the Funds is publicly available on the Funds’ website (www.wellsfargo.com/advantagefunds) on a monthly, seven-day delayed basis.

Furthermore, as required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund’s portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Funds Management. In its capacity as adviser and administrator to the Funds, certain Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system. The list of personnel authorized to use the Datapath system will be reviewed quarterly by a fund reporting manager to ensure that each user falls into one of the approved access categories for receipt of daily fund holdings information and that each user has access only to the Fund(s) that they manage.

C.	External Servicing Agents. Appropriate personnel that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

D.	Rating Agencies. S&P and Moody’s receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody’s receives holdings information monthly on a seven-day delayed basis.

E.	Ranking Agencies. Morningstar and Lipper Analytical Services receive the Funds’ full portfolio holdings on a calendar quarter, 60-day delayed basis.

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Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Board Approval. The Board is charged with reviewing and reapproving these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

CAPITAL STOCK

The Funds are five of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

As used in the Prospectuses and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

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Set forth below, as of June 3, 2005, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF JUNE 3, 2005

Fund	Name and Address	Type of Ownership	Percentage of Class
OUTLOOK TODAY FUND
Class A	First Union Bank for Various Retirement Plans 1525 West Wt Harris Blvd. CMG-1151 Charlotte NC 28262-8522	Record	9.06%

	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco CA 94104-4122	Record	5.96%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	Record	8.09%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	Record	10.85%

Administrator Class	Wells Fargo Bank NA FBO WF Lifepath Opp FD R/R ATTN: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Record	90.46%

Institutional Class	Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis MN 55480-1533	Record	44.18%

	Wells Fargo Bank NA FBO Otter Tail Corp Plan PO Box 1533 Minneapolis MN 55480-1533	Record	27.55%

	Wells Fargo Bank NA FBO NMC 401K Savings Plan PO Box 1533 Minneapolis MN 55480-1533	Record	26.90%

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Fund	Name and Address	Type of Ownership	Percentage of Class
OUTLOOK 2010 FUND
Class A	Wachovia Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-0001	Record	8.85%

	Wells Fargo Bank NA FBO Retirement Plan Services ATTN: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Record	6.01%

	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco CA 94104-4122	Record	5.81%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	Record	11.95%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	Record	28.15%

Administrator Class	Wells Fargo Bank NA FBO WF Lifepath 2010 R/R ATTN: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Record	90.74%

Institutional Class	Wells Fargo Bank NA FBO PNF 401K Plan PO Box 1533 Minneapolis MN 55480-1533	Record	37.93%

	Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis MN 55480-1533	Record	34.64%

	Wells Fargo Bank NA FBO NMC 401K Savings Plan PO Box 1533 Minneapolis MN 55480-1533	Record	16.32%

	Wells Fargo Bank NA FBO Otter Tail Corp Plan PO Box 1533 Minneapolis MN 55480-1533	Record	8.64%

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Fund	Name and Address	Type of Ownership	Percentage of Class
OUTLOOK 2020 FUND
Class A	Wells Fargo Bank West NA Various Fascorp Recordkept Plans 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	Record	12.88%

	Wachovia Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-0001	Record	8.01%

	Charles Schwab & Co Inc Special Custody Account Exclusiviely FBO The Customers 101 Montgomery St San Francisco CA 94104-4122	Record	5.50%

Class B	American Enterprise Investment Services FBO PO Box 9446 Minneapolis MN 55440-9446	Record	6.08%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	Record	12.60%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record	7.55%

Administrator Class	Wells Fargo Bank NA FBO WF Lifepath 2020 FD CL I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Record	95.22%

Institutional Class	Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis MN 55480-1533	Record	43.00%

	Wells Fargo Bank NA FBO NMC 401K Savings Plan PO Box 1533 Minneapolis MN 55480-1533	Record	25.00%

	Wells Fargo Bank NA FBO PNF 401K Plan PO Box 1533 Minneapolis MN 55480-1533	Record	24.21%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	Wells Fargo Bank NA FBO Otter Tail Corp Plan PO Box 1533 Minneapolis MN 55480-1533	Record	7.76%

OUTLOOK 2030 FUND
Class A	Charles Schwab & Co Inc Special Custody Account FBO The Customers 101 Montgomery St San Francisco CA 94104-4122	Record	8.72%

	Wachovia Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-0001	Record	7.28%

Class B	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	Record	7.73%

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	Record	12.46%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record	12.14%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record	10.91%

	EMJAY Corporation 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	Record	5.41%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record	5.41%

Administrator Class	Wells Fargo Bank NA FBO WF Lifepath 2030 R/R ATTN: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Record	93.22%

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Fund	Name and Address	Type of Ownership	Percentage of Class
Institutional Class	Wells Fargo Bank NA FBO PNF 401K Plan PO Box 1533 Minneapolis MN 55480-1533	Record	40.29%

	Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis MN 55480-1533	Record	30.25%

	Wells Fargo Bank NA FBO NMC 401K Savings Plan PO Box 1533 Minneapolis MN 55480-1533	Record	15.37%

	Wells Fargo Bank NA FBO Otter Tail Corp Plan PO Box 1533 Minneapolis MN 55480-1533	Record	14.09%

OUTLOOK 2040 FUND
Class A	NONE	N/A	N/A

Class B	NONE	N/A	N/A

Class C	American Enterprise Investment Services PO Box 9446 Minneapolis MN 55440-9446	Record	10.70%

	Wells Fargo Investments LLC 608 Second Avenue South 8th Fl Minneapolis MN 55402-1916	Record	9.86%

Administrator Class	Wells Fargo Bank NA FBO WF Lifepath 2040 R/R ATTN: Mutual Fund Ops PO Box 1533 Minneapolis MN 55480-1533	Record	91.52%

Institutional Class	Wells Fargo Bank NA FBO PNF 401K Plan PO Box 1533 Minneapolis MN 55480-1533	Record	31.92%

	Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis MN 55480-1533	Record	29.66%

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Fund	Name and Address	Type of Ownership	Percentage of Class
	Wells Fargo Bank NA FBO Otter Tail Corp Plan PO Box 1533 Minneapolis MN 55480-1533	Record	22.68%

	Wells Fargo Bank NA FBO NMC 401K Savings Plan PO Box 1533 Minneapolis MN 55480-1533	Record	15.74%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Funds’ fiscal year ended February 28, 2005 are hereby incorporated by reference to the Funds’ Annual Report.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

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A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

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WELLS FARGO FUNDS TRUST

File Nos. 333-74295; 811-09253

PART C

OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number		Description
(a)	-	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(b)	-	Not Applicable.

(c)	-	Not Applicable.

(d)(1)(i)	-	Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Schedule A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(ii)	-	Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(2)(i)	-	Investment Sub-Advisory Agreement with Barclays Global Fund Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix I, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

(ii)	-	Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(iii)	-	Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(iv)	-	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(v)	-	Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(vi)	-	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A, Schedule A, and Appendix A to Schedule A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(vii)	-	Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(viii)	-	Not Applicable.

(ix)	-	Investment Sub-Advisory Agreement with Cadence Capital Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(x)	-	Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(xi)	-	Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(xii)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(xiii)	-	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(xiv)	-	Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

(xv)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

(xvi)	-	Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

(xvii)	-	Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(e)	-	Distribution Agreement with Wells Fargo Funds Distributor, LLC, filed herewith.

(f)	-	Not Applicable.

(g)(1)	-	Custodian and Investment Accounting Agreement with State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(2)	-	Amended and Restated Custody Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(i)	-	Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 75, filed August 1, 2004; Exhibit A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(3)	-	Securities Lending Agreement by and among Wells Fargo Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Exhibit A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(4)	-	Not Applicable.

(h)(1)	-	Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(2)	-	Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(3)	-	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Amendment to Transfer Agreement, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(4)	-	Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(5)	-	Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

(i)	-	Legal Opinion, filed herewith.

(j)(A)	-	KPMG Consent of the Independent Registered Public Accounting Firm, filed herewith.

(j)(1)	-	Power of Attorney, Robert C. Brown, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(2)	-	Not Applicable.

(3)	-	Not Applicable.

(4)	-	Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(5)	-	Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(6)	-	Not Applicable.

(7)	-	Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(8)	-	Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(9)	-	Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(10)	-	Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(11)	-	Not Applicable.

(12)	-	Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(13)	-	Not Applicable.

(14)	-	Power of Attorney, Stacie D. DeAngelo, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(k)	-	Not Applicable.

(l)	-	Not Applicable.

(m)	-	Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 23, filed July 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005 (see Exhibit (e) above for related Distribution Agreement).

(n)	-	Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(o)	-	Not Applicable.

(p)(1)	-	Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(2)	-	Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

(3)	-	Barclays Global Investors, N.A. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(4)	-	RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

(5)	-	Appendix A to the Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(6)	-	Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(7)	-	Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

(8)	-	Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(9)	-	Wells Capital Management Incorporated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(10)	-	Cadence Capital Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(11)	-	Not Applicable.

(12)	-	Sutter Advisors LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

(13)	-	Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(14)	-	LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 77, filed November 1, 2004.

(15)	-	Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004.

(16)	-	Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-Effective Amendment No. 81, filed February 1, 2005.

(17)	-	New Star Institutional Managers Limited Code of Ethics, incorporated by reference to Post-Effective Amendment No. 81, filed February 1, 2005.

(18)	-	Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 84, filed April 11, 2005.

Item 24. Persons Controlled by or Under Common Control with the Fund.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.

Article IX of the Registrant’s Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant’s Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section 3.9 of the Registrant’s Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC (“Funds Management”) assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. (“Wells Fargo Bank”). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the “Trust”) and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of the Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(d) Peregrine Capital Management, Inc. (“Peregrine”), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(e) Schroder Investment Management North America Inc. (“Schroder”), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited (“Schroder Ltd.”) is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(f) Galliard Capital Management, Inc. (“Galliard”), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(g) Smith Asset Management Group, L.P. (“Smith”), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) (“RCM”), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(i) Cadence Capital Management (“Cadence”) serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust (“Master Trust”) in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(j) Sutter Advisors LLC (“Sutter”) serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(k) Systematic Financial Management, L.P. (“Systematic”) serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(l) LSV Asset Management (“LSV”) serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(m) Cooke & Bieler, L.P. (“Cooke & Bieler”) serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(n) Artisan Partners Limited Partnership (“Artisan”) serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(o) New Star Institutional Managers Limited (“New Star”) serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(p) Matrix Asset Advisors, Inc. (“Matrix”) serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.

(a) Wells Fargo Funds Distributor, LLC (“Funds Distributor”), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

(b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC as of April 5, 2005.

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Fund
Cara Peck Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, President & Secretary	None

Kevin J. Scott Wells Fargo Funds Management, LLC 100 Heritage Reserve Menomonee Falls, WI 53051	Treasurer & Chief Financial Officer	None

Carol A. Jones Lorts Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	None

Matthew H. Lobas Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	None

(c) Not Applicable.

Item 28. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

(c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

(d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation and Index Allocation Funds) at 45 Fremont Street, San Francisco, California 94105.

(e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, California 94105.

(f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

(g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

(h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

(i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

(j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

(k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

(l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

(m) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

(n) Sutter Advisors LLC maintains all Records relating to its services as investment sub-adviser at 550 California Street, San Francisco, California 94104.

(o) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

(p) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

(q) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

(r) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

(s) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

(t) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29. Management Services.

Other than as set forth under the captions “Organization and Management of the Funds” in the Prospectuses constituting Part A of this Registration Statement and “Management” in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of July, 2005.

WELLS FARGO FUNDS TRUST

By:	/s/ Carol J. Lorts
Carol J. Lorts
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
*	Trustee
Thomas S. Goho

*	Trustee
Peter G. Gordon

*	Trustee
Richard M. Leach

*	Trustee
J. Tucker Morse

*	Trustee
Timothy J. Penny

*	Trustee
Donald C. Willeke

*	President (Principal Executive Officer)
Karla M. Rabusch

*	Treasurer (Principal Financial Officer)
Stacie D. DeAngelo
7/1/2005

* By:	/s/ Carol J. Lorts
Carol J. Lorts
As Attorney-in-Fact
July 1, 2005

WELLS FARGO FUNDS TRUST

FILE NOS. 333-74295; 811-09253

EXHIBIT INDEX

EX-99.B(e)	Distribution Agreement with Wells Fargo Funds Distributor, LLC

EX-99.B(i)	Legal Opinion

EX-99.B(j)(A)	KPMG Consent of the Independent Registered Public Accounting Firm